HUBCO, INC.

                                       AND

                                   SUMMIT BANK

                                   as Trustee




                                ================




                                    INDENTURE

                          Dated as of January 14, 1994




                                 ===============




                                   $25,000,000

                          7.75% Subordinated Debentures
                                    due 2004

                                TABLE OF CONTENTS



                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

SECTION 1.1.   Definitions..................................................1
SECTION 1.2.   Incorporation by Reference of Trust Indenture Act............5
SECTION 1.3.   Rules of Construction........................................6

                                    ARTICLE 2
                                 THE SECURITIES

SECTION 2.1.   Form and Dating..............................................6
SECTION 2.2.   Execution and Authentication.................................7
SECTION 2.3.   Registrar and Paying Agent...................................8
SECTION 2.4.   Paying Agent to Hold Money in Trust..........................8
SECTION 2.5.   Securityholder Lists.........................................9
SECTION 2.6.   Registration of Transfer and Exchange........................9
SECTION 2.7.   Replacement Securities......................................12
SECTION 2.8.   Outstanding Securities......................................12
SECTION 2.9.   Treasury Securities.........................................13
SECTION 2.10.  Temporary Securities........................................13
SECTION 2.11.  Cancellation................................................13
SECTION 2.12.  CUSIP Numbers...............................................14
SECTION 2.13.  Defaulted and Additional Interest...........................14

                                    ARTICLE 3
                                    COVENANTS

SECTION 3.1.   Payment of Securities.......................................15
SECTION 3.2.   Maintenance of Office or Agency.............................15
SECTION 3.3.   Maintenance and Inspection of Books and Records.............16
SECTION 3.4.   Corporate Existence.........................................16
SECTION 3.5.   Compliance with Laws........................................16
SECTION 3.6.   No Violation or Contravention. .............................16
SECTION 3.7.   Notice of Defaults..........................................17
SECTION 3.8.   Compliance Certificate......................................17
SECTION 3.9.   SEC Reports.................................................18
SECTION 3.10.  Waiver of Stay, Extension or Usury Laws.....................18
SECTION 3.11.  Payment of Taxes and Other Claims...........................18
SECTION 3.12.  Maintenance of Properties and Insurance.....................18
SECTION 3.13.  Liquidation.................................................19
SECTION 3.14.  Information.................................................19

                                    ARTICLE 4
                                  MERGER, ETC.

SECTION 4.1.   When Company May Merge, etc.................................19
SECTION 4.2.   Successor Corporation Substituted...........................20

                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

SECTION 5.1.   Events of Default...........................................20
SECTION 5.2.   Acceleration................................................23
SECTION 5.3.   Other Remedies..............................................23
SECTION 5.4.   Waiver of Past Defaults.....................................23
SECTION 5.5.   Control by Majority.........................................23
SECTION 5.6.   Limitation on Suits.........................................24
SECTION 5.7.   Rights of Holders to Receive Payment........................24
SECTION 5.8.   Collection Suit by Trustee..................................24
SECTION 5.9.   Trustee May File Proofs of Claim............................25
SECTION 5.10.  Priorities..................................................25
SECTION 5.11.  Undertaking for Costs.......................................26

                                    ARTICLE 6
                                     TRUSTEE

SECTION 6.1.   Duties of Trustee...........................................26
SECTION 6.2.   Rights of Trustee...........................................27
SECTION 6.3.   Individual Rights of Trustee................................28
SECTION 6.4.   Trustee's Disclaimer........................................28
SECTION 6.5.   Notice of Defaults..........................................28
SECTION 6.6.   Reports by Trustee to Holders...............................28
SECTION 6.7.   Compensation and Indemnity..................................29
SECTION 6.8.   Replacement of Trustee......................................29
SECTION 6.9.   Successor Trustee or Agent by Merger, etc...................30
SECTION 6.10.  Eligibility; Disqualification...............................30
SECTION 6.11.  Preferential Collection of Claims Against the Company.......31

                                    ARTICLE 7
                             DISCHARGE OF INDENTURE

SECTION 7.1.   Termination of Company's Obligations........................31
SECTION 7.2.   Application of Trust Money..................................32
SECTION 7.3.   Repayment to Company........................................32
SECTION 7.4.   Reinstatement...............................................33

                                    ARTICLE 8
                                   AMENDMENTS

SECTION 8.1.   Without Consent of Holders..................................33
SECTION 8.2.   With Consent of Holders.....................................34
SECTION 8.3.   Compliance with Trust Indenture Act.........................35
SECTION 8.4.   Revocation and Effect of Consents...........................35
SECTION 8.5.   Notation on or Exchange of Securities.......................35
SECTION 8.6.   Trustee to Sign Amendments, etc.............................35

                                    ARTICLE 9
                                  SUBORDINATION

SECTION 9.1.   Securities Subordinated to Senior Indebtedness..............36
SECTION 9.2.   Priority and Payment Over of Proceeds in Certain Events.....36
SECTION 9.3.   Payments May Be Paid Prior to Dissolution...................37
SECTION 9.4.   Rights of Holders of Senior Indebtedness Not to be
                Impaired...................................................37
SECTION 9.5.   Authorization to Trustee to Take Action to Effectuate
                Subordination..............................................38
SECTION 9.6.   Subrogation.................................................38
SECTION 9.7.   Obligations of Company Unconditional........................38
SECTION 9.8.   Article 10 Not a Bar to Events of Default...................39
SECTION 9.9.   Trustee Entitled to Assume Payment Not Prohibited in
                Absence of Notice..........................................39
SECTION 9.10.  Right of Trustee to Hold Senior Indebtedness................39
SECTION 9.11.  Trustee not Fiduciary for Holders of Senior Indebtedness....39

                     ARTICLE 10
                    MISCELLANEOUS

SECTION 10.1.  Trust Indenture Act Controls................................39
SECTION 10.2.  Notices.....................................................40
SECTION 10.3.  Communication by Holders with Other Holders.................40
SECTION 10.4.  Certificate and Opinion as to Conditions Precedent..........41
SECTION 10.5.  Statements Required in Certificate or Opinion...............41
SECTION 10.6.  Rules by Trustee and Agents.................................41
SECTION 10.7.  Legal Holidays..............................................41
SECTION 10.8.  Duplicate Originals.........................................42
SECTION 10.9.  Governing Law...............................................42
SECTION 10.10. No Adverse Interpretation of Other Agreements...............42
SECTION 10.11. Successors..................................................42
SECTION 10.12. Severability................................................42
SECTION 10.13. No Recourse Against Others..................................42
SECTION 10.14. Table of Contents, Headings, etc............................42
SECTION 10.15. Counterpart Originals.......................................42

         INDENTURE dated as of January 14, 1994 between HUBCO, INC. a New Jersey corporation (the "Company"), and Summit Bank, a New Jersey banking corporation, as trustee ("Trustee").

         WHEREAS, the Company has duly authorized the issue of its unsecured debentures to be issued (the "Securities") up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

         WHEREAS, all things necessary to make this Indenture a valid indenture and agreement according to its terms have been done;

         NOW, THEREFORE:

         In consideration of the premises and the purchases of the Securities by the holders thereof, the Company and the Trustee mutually covenant and agree for the equal and proportionate benefit of the respective holders from time to time of the Securities as follows:

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

         SECTION 1.1.  Definitions.

         "Accountants' Certificate" means a certificate from Arthur Andersen & Co. or other independent certified public accountants of national standing.

         "Affiliate" means, when used with reference to the Company or another Person, any Person directly or indirectly controlling, controlled by, or under direct or indirect common control with, the Company or such other Person, as the case may be. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct or cause the direction of management or policies of such Person, directly or indirect}y, whether through the ownership of Voting Stock, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative of the foregoing.

         "Agent" means any Registrar, Paying Agent, co-registrar, authenticating agent, Securities Custodian or agent for service of notices and demands.

         "Board of Directors" means the Board of Directors of any Person or any duly authorized committee of such Board of Directors.

         "Business Day" means any day excluding Saturday, Sunday and any day which is a Legal Holiday.

         "Capitalized Lease Obligation" means any lease obligation of a Person incurred with respect to any property (whether real, personal or mixed) acquired or leased by such Person and used in its business that is required to be recorded as a capitalized lease in accordance with generally accepted accounting principles.

         "Capital Stock" means any and all shares, interests, participation rights or other equivalents (however designated) of corporate stock.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Common Stock" means the class of stock, which, at the date of this Indenture, is designated as the Common Stock, without par value, of the Company and stock of any class or classes into which such Common Stock may thereafter be changed or reclassified.

         "Company" means the party named as such in the first paragraph of this Indenture and, subject to Article 4, its successors.

         "Corporate Trust Office" means the office of the Trustee at which the corporate trust business of the Trustee shall, at any particular time be administered which office is, at the date as of which the Indenture is dated, the address of the Trustee specified in Section 10.2, or such other address as the Trustee may give by notice to the Company.

         "Default" means any event or condition which is, or after notice or lapse of time or both would be, an Event of Default.

         "Depository" means the depository for the Global Security issued hereunder, which shall initially be The Depository Trust Company, and its successor or successors or nominees or any corporation or financial or banking institution which the Company may appoint as a successor Depository pursuant to the terms of Section 2.6.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" shall have the meaning provided in Section 6.1.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended and in effect from time to time.

         "Global Security" means the single certificate evidencing in global form the Security or Securities issuable or issued in whole or in part in global form which is substantially in the form of Exhibit A-2 and delivered to the Depository or Securities Custodian.

         "Guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business), direct or indirect, in any manner, of any part or all of such obligation or (ii) an agreement, direct or indirect, contingent or otherwise, the practical effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit. The amount of a Guarantee shall be deemed to be the maximum amount of the obligation guaranteed for which the guarantor could be held liable under such Guarantee. "Guaranteed" when used as a verb herein has a corresponding meaning.

         "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

         "Hudson United Bank" means Hudson United Bank, a New Jersey State chartered commercial bank, and a wholly-owned Subsidiary of the Company.

         "Indebtedness" means, with respect to any Person, (a) all obligations of such Person for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), (b) all indebtedness of such Person which is evidenced by a note, debenture, bond or other similar instrument, (including, without limitation, Capitalized Lease Obligations) or representing the deferred and unpaid balance of the purchase price of any property or services, (c) all indebtedness of such Person, (including, without limitation, Capitalized Lease Obligations) incurred, assumed or given in an acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets, (d) all obligations of such Person to purchase securities or other property which arise out of or in connection with the sale of the same or substantially similar securities or property ("Repurchase Agreements"), (e) any indebtedness of others described in the preceding clauses (a), (b), (c) and (d) that such Person has Guaranteed or secured by a lien on any asset of such Person or for which it is otherwise liable and (f) any amendment, renewal, extension, deferral, modification, restructuring or refunding of any such indebtedness, obligation or Guarantee.

         "Indenture" means this Indenture, as amended or supplemented from time to time.

         "Interest Payment Date" means the interest payment dates specified in paragraph 1 of the forms of Security annexed hereto as Exhibits A-1 and A-2.

         "Legal Holiday" means any day on which commercial banking institutions in New York or New Jersey are authorized by law or regulation to close.

         "Lien" means any lien, security interest, charge or encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest.

         "Major Bank Subsidiary" means a Subsidiary of the Company that is a bank, as defined in 12 U.S.C. ss. 1813 or any successor law, the assets of which as reported on Schedule RC of its most recent Consolidated Report of Condition and Income that had been filed prior to the date of this Indenture equal or exceed 80% of the assets reported on the most recent Quarterly Report on Form 10-Q that had been filed prior to the date of this Indenture for the consolidated Company.

         "New Securities" has the meaning set forth in Section 2.2.

         "Obligations" means, with respect to any Indebtedness, any principal, premium, interest, penalties, fees and other liabilities payable from time to time and any covenants or conditions to be performed or observed under the documentation governing such Indebtedness.

         "Officer" of any Person means the Chairman of the Board of Directors, the President, any Senior Vice-President, any Vice-President, the Treasurer, the Secretary or the Controller of such Person.

         "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer, Assistant Secretary or Assistant Controller of any Person conforming to the requirements set forth in Sections
10.4 and 10.5 and complying with Section 314 of the TIA.

         "Opinion of Counsel" means a written opinion signed by legal counsel who may be an employee of or counsel to the Company and who is reasonably acceptable to the Trustee. Each such opinion shall comply with Section 314 of the TIA and include the statements set forth in Sections 10.4 and 10.5, if and to the extent required hereby. For the purpose of rendering an opinion, such counsel may rely as to factual matters upon certificates or other documents furnished by Officers and directors of the Company and upon such other documents as such counsel deems appropriate as a basis of their opinion, copies of which shall be delivered with such opinion.

         "Paying Agent" shall have the meaning set forth in Section 2.3.

         "Person" means any individual, corporation, partnership, association, joint venture, trust, entity, unincorporated organization or government or any agency or political subdivision thereof.

         "Qualified  Holder"  means at any time,  (i) any Initial  Purchaser and
(ii) a Person, which individually, or collectively with its affiliates or other entities for which the same investment advisor, investment manager, trustee or custodian is acting in connection with the Securities, holds one or more Securities (or beneficial interests therein) representing at least 10% of the aggregate outstanding principal amount of the Securities then outstanding (a "Qualified Group") and has been designated by a Qualified Group to act as the Qualified Holder. A Qualified Holder shall be entitled to be recognized as such upon the filing of a certificate (which may be in the form of an ombudsman certificate) with the Company and the Trustee, identifying the Qualified Holder and, if applicable, the members of the Qualified Group.

         "Record Date" means, with respect to any Interest Payment Date, the Business Day fifteen days prior to an Interest Payment Date.

         "Registrar" shall have the meaning set forth in Section 2.3.

         "Registration  Rights  Agreement"  shall have the  meaning set forth in
Section 2.2.

         "Repurchase Agreement" shall have the meaning set forth in the definition of "Indebtedness."

         "Restricted Securities" mean "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act.

         "SEC" means the Securities and Exchange Commission.

         "Securities" means the 7.75% Subordinated Debentures due 2004 of the Company issued pursuant to this Indenture and, from and after the consummation of the Registered Exchange Offer, any New Securities issued in exchange therefor pursuant to Section 2.2.

         "Securities Act" means the Securities Act of 1933, as amended and in effect from time to time.

         "Securities Custodian" means Chemical Bank the custodian for the Depository under an existing contractual relationship between the Depository and the Securities Custodian which will hold the Global Security which is issued hereunder, and any successor entity thereto.

         "Senior Indebtedness" means any and all Indebtedness of the Company, whether outstanding on the date of this Indenture as originally executed or thereafter created or incurred, except any particular Indebtedness, for which the instrument creating or evidencing the same or pursuant to which the same is outstanding expressly provides that such Indebtedness shall be subordinate or shall rank pari passu in right of payment to the Securities.

         "Significant Subsidiary or Subsidiaries" means as of any date any Subsidiary which singly, or one or more Subsidiaries which in the aggregate, would be a "significant subsidiary" on such date as defined in Rule 1-02 of Regulation S-X under the Securities Act and the Exchange Act.

         "Subsidiary" means, with respect to the Company, any corporation, bank, association, partnership or other business entity of which more than 50% of the Voting Stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof or other persons performing similar functions is at the time owned in the aggregate, directly or indirectly, by the Company and its Subsidiaries.

         "TIA"   means  the  Trust   Indenture   Act  of  1939  (15  U.S.   Code
ss.77aaa-77bbbb), as amended and in effect at the date as of which this Indenture was originally executed or, if this Indenture is qualified under the TIA, from and after the date of such qualification, the TIA as in effect at the date of such qualification, except in either case as provided in Section 8.3.

         "Trustee" means the party named as such above until a successor replaces it pursuant to this Indenture and thereafter means such successor.

         "Trust Officer", when used with respect to the Trustee, means any officer assigned by the Trustee to administer the corporate trust business of the Trustee, including without limitation any vice president, any assistant vice president, any assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers, who shall, in any case, be responsible for the administration of this document, and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "U.S. Government Obligations" means direct or indirect obligations of the United States of America or an agency of the United States of America for the payment of which the full faith and credit of the United States of America is pledged.

         "Voting Stock" means Capital Stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of Capital Stock has such voting power by reason of any contingency.

         SECTION 1.2.  Incorporation by Reference of Trust Indenture Act.

         Whenever this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture, whether or not this Indenture is qualified under the TIA.

         The following TIA terms used in this Indenture have the following meanings:

                  "indenture securities" means the Securities;

                  "indenture    security   holder"   means   a   Holder   or   a
                   Securityholder;

                  "indenture to be qualified" means this Indenture;

                  "indenture  trustee"  or  "institutional  trustee"  means  the
                   Trustee; and

                  "obligor" on the Securities means the Company.

         All other terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule under the TIA and not otherwise defined herein have the meanings so assigned to them therein.

         SECTION 1.3.  Rules of Construction.

         Unless the context otherwise requires:

         (i)      a term has the meaning assigned to it;

         (ii) an accounting term not otherwise defined shall be interpreted in accordance with generally accepted accounting principles;

         (iii) references to "generally accepted accounting principles" shall mean generally accepted accounting principles in effect in the United States as at the time of any computation;

         (iv)     "or" is not exclusive;

         (v) words in the singular include the plural, and in the plural include the singular;

         (vi)     provisions apply to successive events and transactions; and

         (vii) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                                    ARTICLE 2
                                 THE SECURITIES

         SECTION 2.1.  Form and Dating.

         The definitive Securities and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A-1, which is part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule or usage, which shall be provided in writing by the Company to the Trustee. Each Security shall be dated the date of its authentication.

         The terms and provisions contained in the Securities shall constitute, and are hereby expressly made, a part of this Indenture. To the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

         The Securities will initially be issued in global form, substantially in the form of Exhibit A-2. Such Global Security shall represent such of the outstanding Securities as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Securities from time to time endorsed thereon and that the aggregate amount of outstanding Securities represented thereby may from time to time be reduced to reflect exchanges. Any endorsement of a Security in global form to reflect the amount of any increase or decrease in the amount of outstanding Securities represented thereby shall be made by the Trustee or the Securities Custodian, at the direction of the Trustee, in such manner and upon instructions given by the holder thereof.

         Payment of principal of and any interest on any Security in global form shall be made to the holder thereof.

         SECTION 2.2.  Execution and Authentication.

         Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be reproduced on the Securities and may be in facsimile form.

         If an Officer  whose  signature  is on a Security no longer  holds that
office  at  the  time  the  Security  is   authenticated,   the  Security  shall
nevertheless be valid.

         A Security shall not be valid until executed on behalf of the Company and authenticated by the manual signature of the Trustee, if upon original issuance, or manual signature of the Trustee or an authenticating agent appointed pursuant to this Section 2.2 if other than upon original issuance. The signature of the Trustee or of an authenticating agent shall be conclusive evidence that the Security has been authenticated under this Indenture.

         The Trustee shall authenticate Securities for original issue in the aggregate principal amount of not more than $25,000,000 pursuant to a written order of the Company signed by two Officers directing the Trustee to authenticate the Securities. The order shall specify the amount of Securities to be authenticated, the rate of interest to be paid and the date upon which the original issue of Securities is to be authenticated. The aggregate principal amount of Securities outstanding at any time may not exceed $25,000,000, except as provided in Section 2.8.

         On or immediately after the consummation of a registered exchange offer ("Registered Exchange Offer") pursuant to the Registration Rights Agreement by and among the Company and each of the purchasers identified on Schedule I thereto (the "Initial Purchasers") dated as of January 14, 1994 (as amended and in effect from time to time, the "Registration Rights Agreement"), the Trustee shall authenticate new securities ("New Securities") for original issue in the aggregate principal amount of not more than $25,000,000, less the principal amount of any Securities which are not surrendered in the Registered Exchange Offer, pursuant to a written order of the Company signed by two Officers directing the Trustee to authenticate the New Securities. The New Securities shall be identical in all material respects to the Securities except that the New Securities will be registered under the Securities Act, shall not bear the transfer restrictions set forth on the face of the form of Securities and shall not contain the interest rate step-up provision set forth in paragraph 18 of the Securities. The order to the Trustee shall specify the amount of New Securities to be authenticated, the rate of interest to be paid and the date upon which the original issue of New Securities pursuant to the Registered Exchange Offer is to be authenticated and shall further provide instructions concerning registration, amounts for each Holder and delivery. The aggregate principal amount of New Securities outstanding at any time may not exceed $25,000,000, less the aggregate principal amount of Securities outstanding, if any, except as provided in Section 2.8.

         The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. An authenticating agent may authenticate Securities on behalf of the Trustee, except upon original issuance and pursuant to Section 2.7. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as an Agent to deal with the Company, a Subsidiary or an Affiliate of the Company.

         The  Securities   shall  be  issuable   without  coupons  and  only  in
denominations of $100,000 and integral multiples thereof.

         SECTION 2.3.  Registrar and Paying Agent.

         The Company shall maintain an office or agency in the State of New Jersey or the City of New York, New York where Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented for payment ("Paying Agent") and an office or agency where notices or demands to or upon the Company in respect of the Securities and the Indenture may be served. The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. The term
"Registrar" includes any co-registrars appointed by the Company. The term "Paying Agent" includes any additional Paying Agent. If any of the Securities are Restricted Securities and any of the Securities are Global Securities, the Company shall appoint a Registrar or a co-registrar that shall be a member of or otherwise participate in the Depository's program for registering transfers of Restricted Securities. Such Registrar or co-registrar shall also be eligible to serve as a Securities Custodian. So long as any Securities are Restricted Securities and any Securities are in global form, Security holders shall effect the exchange, transfer and registration of Securities through the Registrar or co-registrar meeting the requirements of the preceding two sentences. The Company may change any Paying Agent, Registrar or co-registrar and shall provide notice of any such change to any Securityholder.

         The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. Such agreement shall implement and comply with the provisions of this Indenture that relate to such Agent. The Company shall give prompt written notice to the Trustee of the name and address of any Agent who is not a party to this Indenture. If the Company fails to appoint or maintain another entity as Registrar or Paying Agent, the Trustee shall act as such. The Company, any Subsidiary or any of their Affiliates may act as Paying Agent, Registrar or co-registrar.

         The Company initially appoints the Depository Trust Company to act as depository with respect to the Global Security, and appoints the Trustee as Registrar and Paying Agent and agent for service of notices and demands. The Company initially appoints Chemical Bank as co-registrar and Securities Custodian.

         SECTION 2.4.  Paying Agent to Hold Money in Trust.

         On or prior to the due date of principal of, premium, if any, and interest on any Securities, the Company shall deposit with the Paying Agent money sufficient to pay such principal, premium, if any, and interest so becoming due. The Company shall require each Paying Agent other than the Trustee to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee on behalf of the Securityholders all money held by the Paying Agent for the payment of principal of, premium, if any, and interest on the Securities (whether such money has been paid to it by the Company or any other obligor on the Securities) and shall notify the Trustee in writing of any failure by the Company (or any other obligor on the Securities) in making any such payment. While any such failure continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon payment over to the Trustee, the Paying Agent (if other than the Company) shall have no further liability for the money so paid over to the Trustee. If the Company acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Securityholders all money held by it as Paying Agent.

         SECTION 2.5.  Securityholder Lists.

         The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If (i) the Trustee is not the Registrar, the Company shall, or
(ii) if there is a co-registrar, the co-registrar shall, furnish to the Trustee fifteen days prior to each Interest Payment Date for the Securities and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require, containing all of the information in the possession or control of the Registrar, the Company or any of its Paying Agents other than the Trustee, as to the names and addresses of Securityholders, and the Company shall otherwise comply with TIA ss. 312(a).

         SECTION 2.6.  Registration of Transfer and Exchange.

         (a) The transfer and exchange of Securities in global form shall be effected through the Depository, in accordance with this Indenture (including the restrictions on transfer set forth herein) and the procedures of the Depository therefor.

         When definitive Securities are presented to the Registrar or a co-registrar with a request to register their transfer or to exchange such definitive securities for an equal aggregate principal amount of definitive Securities of other authorized denominations, the Registrar or co-Registrar shall register the transfer or make the exchange if the requirements for such transaction are met; provided that a definitive Security presented or surrendered for registration of transfer or exchange for another Security (i) shall be duly endorsed or accompanied by a written instrument of transfer in form satisfactory to the Registrar or such co-registrar duly executed by the Holder thereof or his attorney duly authorized in writing and (ii) shall be accompanied by a duly completed certificate of the transferor in substantially the form of Exhibit B hereto and, to the extent specified therein, an opinion of counsel to the effect set forth therein; and, provided further, that, in the case of a transfer pursuant to an exemption from registration in accordance with Rule 144, Rule 145 or Regulation S under the Securities Act, or in reliance on another exemption from the registration requirements of the Securities Act (other than an exemption under Rule 144A under the Securities Act), such transfer shall be effected by the delivery of definitive Securities registered in the name of the transferee (or its nominee) in the books maintained by the Registrar of the Securities.

         The registration of any definitive Security upon transfer or exchange shall be effective only after the surrender of the definitive Security and the issuance by the Company and authentication by the Trustee or the authenticating agent of a replacement Security. To permit registrations of transfer and exchanges, the Company shall issue and the Trustee or the authenticating agent shall authenticate Securities at the Registrar's request. The Company will not make any service charge for any registration of transfer or exchange but may require payment by the party requesting such registration of transfer or exchange of a sum sufficient to cover any tax or other governmental charge in connection therewith.

         All definitive Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

         (b) Except as permitted by the following paragraph or until such time as the same is no longer required under the applicable requirements of the Securities Act or applicable state securities laws, each certificate evidencing the Securities in global form and the definitive Securities (and all securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

                  "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF HUBCO, INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY,
         (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN A TRANSACTION COMPLYING WITH REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) OR RULE 145 UNDER THE SECURITIES ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND SUBJECT IN THE CASE OF EACH OF CLAUSES (2), (3),
         (4), (5) AND (6) ABOVE TO THE RECEIPT BY THE REGISTRAR OR CO-REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR TO SUCH EFFECT AND IN THE CASE OF EACH OF CLAUSES (3), (4) AND (5) ABOVE TO THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR ITS NOMINEE'S NAME) ON THE BOOKS MAINTAINED BY THE REGISTRAR, AND IN THE CASE OF CLAUSE (5) ABOVE TO RECEIPT OF AN OPINION (IN SUBSTANTIALLY THE FORM OF EXHIBIT C TO THE INDENTURE REFERRED TO BELOW OR OTHERWISE SATISFACTORY TO THE COMPANY AND THE REGISTRAR) OF COUNSEL EXPERIENCED IN SECURITIES MATTERS (WHICH COUNSEL MAY BE AN EMPLOYEE OF THE TRANSFEROR) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS IN ANY APPLICABLE STATE OF THE UNITED STATES."

         The transfer and exchange of Securities may be made in global form only if such Security is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act.

         (c) Any Securities which are presented to the Registrar for exchange pursuant to a Registered Exchange Offer shall be exchanged for New Securities of equal aggregate principal amount upon surrender to the Registrar of the Securities to be exchanged; provided, however, that the Securities so surrendered for exchange shall be duly endorsed and accompanied by a transmittal letter or written instrument of transfer in form satisfactory to the Company, the Trustee and the Registrar duly executed by the Holder thereof or his attorney who shall be duly authorized in writing to execute such document. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver to the Registrar the same aggregate principal amount of New Securities as Securities that have been surrendered.

         (d) Notwithstanding any other provisions of this Indenture (other than the provisions set forth in part (e) of this Section 2.6), a Security in global form may not be transferred as a whole except by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository.

         (e) If at any time the Depository for the Securities notifies the Company that it is unwilling or unable to continue as Depository for the Securities, the Company may appoint a successor Depository with respect to the Securities. If a successor Depository for the Securities is not appointed by the Company within 90 days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an officers' certificate for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive form, in an aggregate principal amount equal to the aggregate principal amount of the Securities in global form, in exchange for such Securities in global form.

         The Company may at any time and in its sole discretion determine that the Securities issued in the form of global Securities shall no longer be represented by such global Securities. In such event the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of definitive Securities, will authenticate and deliver, Securities in definitive form, in an aggregate principal amount equal to the aggregate principal amount of the Securities in global form, in exchange for such Securities in global form.

         If a definitive Security is issued in exchange for any portion of the Global Security after the close of business at the office or agency where such exchange occurs on any Record Date and before the opening of business at such office or agency on the next succeeding Interest Payment Date, interest will not be payable on such Interest Payment Date in respect of such definitive Security, but will be payable on such Interest Payment Date only to the Person to whom interest in respect of such portion of such Global Security is payable in accordance with the provisions of this Indenture.

         Definitive Securities issued in exchange for an interest in a Global Security pursuant to this Section 2.6 shall be registered in such names and in such authorized denominations as the Depository, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Registrar. The Registrar shall deliver such definitive Securities to the Persons in whose names such Securities are so registered.

         (f) Any Person having a beneficial interest in the Global Security upon request and upon satisfaction of the requirements set forth below, may exchange or transfer in whole or in part as provided herein its interest in the Global Security for one or more definitive Securities. Upon receipt by the Registrar of
(i) written or electronic instructions from the Depository or its nominee on behalf of any Person having a beneficial interest in the Global Security and
(ii) a written order of such Person containing registration instructions accompanied by a certificate of such Person in substantially the form of Exhibit B hereto and, to the extent specified therein, an opinion of counsel to the effect set forth therein, the Registrar or the Securities Custodian, at the direction of the Registrar, will cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of the Securities in global form to be reduced and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate, the Trustee will authenticate and deliver to such Person or the transferee, as the case may be, a definitive Security.

         Any holder of a definitive Security may, upon satisfaction of the requirements set forth below, as provided herein, exchange or transfer in whole or in part such definitive Security for an interest in the Global Security. Upon receipt by the Registrar of a definitive Security, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Registrar together with (a) certification, substantially in the form of Exhibit B hereto, that such definitive Security is being registered or transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act, and (b) written instructions directing the Registrar to make, or to direct the Securities Custodian to make, an endorsement on the Security in global form to reflect an increase in the aggregate principal amount of the Securities represented by the Security in global form, the Registrar shall cancel such definitive Security and cause, or direct the Securities Custodian to cause, in accordance with the standing instructions and procedures existing between the Depository and the Securities Custodian, the aggregate principal amount of Securities represented by the Security in global form to be increased accordingly.

         (g) At such time as all interests in the Global Security have either been exchanged for definitive Securities, converted, repurchased or canceled, such Global Security shall be canceled by the Registrar. At any time prior to such cancellation, if any interest in the Global Security is exchanged for definitive Securities, redeemed, converted, repurchased or canceled, the principal amount of Securities represented by such Security in global form shall be reduced and an endorsement shall be made on such Security in global form, by the Registrar or the Securities Custodian, at the direction of the Registrar, to reflect such reduction.

         SECTION 2.7.  Replacement Securities.

         If a mutilated Security is surrendered to the Trustee or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee, at the Company's request, shall authenticate and deliver, a replacement Security if the requirements of the Trustee and the Company are met, provided that the Trustee shall not be required to authenticate or replace any such Security which has been called for redemption in accordance with the terms thereof. If required by the Trustee or the Company, an indemnity bond must be sufficient in the judgment of each of the foregoing to protect the Company, the Trustee, any Agent or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Company may charge the Securityholder who has lost a Security for its expenses in replacing a Security.

         Every replacement Security is an obligation of the Company and shall be entitled to the benefits of this Indenture.

         SECTION 2.8.      Outstanding Securities.

         The Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those reductions in the interests in the Global Security effected by the Trustee hereunder and those described in this Section as not outstanding.

         If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding and interest ceases to accrue unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.

         If all principal of, premium, if any, and any interest on any of the Securities are considered paid under Section 3.1, such Securities shall cease to be outstanding and interest on them shall cease to accrue.

         Subject to Section 2.9, a security does not cease to be outstanding because the Company, a Subsidiary or an Affiliate holds such Security.

         SECTION 2.9.  Treasury Securities.

         In determining whether the Holders of the required aggregate principal amount of Securities have concurred in any direction, waiver, amendment or consent, Securities owned by the Company, a Subsidiary or an Affiliate of the Company shall be considered as though they are not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Securities owned by the Company, a Subsidiary or an Affiliate of the Company which have been pledged in good faith may be regarded as outstanding if the Trustee receives an Officer's Certificate stating that said Securities have been so pledged, that the pledgee is entitled to vote with respect to such Securities and that the pledgee is not the Company or any other obligor on the Securities, a Subsidiary or an Affiliate of the Company, a Subsidiary or such other obligor.

         SECTION 2.10.  Temporary Securities.

         Until definitive Securities are ready for delivery, the Company may prepare and execute and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company (with the concurrence of the Trustee) considers appropriate for temporary Securities. Each temporary Security shall be executed by the Company and be authenticated by the Trustee upon the same conditions and in substantially the same manner, and with like effect, as the definitive Securities. Without unreasonable delay, the Company shall prepare and the Trustee upon receipt of a written order of the Company signed by two officers, shall authenticate definitive Securities in exchange for temporary Securities. Until such exchange, temporary Securities shall be entitled to the same rights, benefits and privileges as definitive Securities.

         SECTION 2.11.  Cancellation.

         The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Securities surrendered to them for redemption, registration of transfer, exchange or payment. The Trustee shall cancel all Securities surrendered for redemption, registration of transfer, exchange, payment, replacement or cancellation and shall destroy canceled Securities. The Company may not issue new Securities to replace Securities that it has paid or that have been delivered to the Trustee for cancellation, except as expressly permitted by any of the provisions of this Indenture. All canceled Securities held by the Trustee shall be destroyed and certification of their destruction delivered to the Company.

         SECTION 2.12.  CUSIP Numbers.

         The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and the Trustee shall use CUSIP numbers (if such have been obtained) in notices of exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of exchange and that reliance may be placed only on the other identification numbers printed on the Securities.

         SECTION 2.13.     Defaulted and Additional Interest.

         (a) If the Company fails to make a payment of interest on the Securities, it shall pay such interest plus, to the extent lawful, interest on the defaulted interest at the same rate of interest specified in the Securities, to the Persons who are Securityholders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner reasonably satisfactory to the Trustee. The payment date shall be no less than 15 days after such record date. At least 15 days before the special record date, the Company shall mail to Securityholders a notice that states the special record date, payment date and amount of such interest to be paid.

         (b) As provided in the Registration Rights Agreement, the Company is obligated on or prior to a date (the "Additional Interest Date") that is 180 days after the date of issuance of the Securities (the "Closing Date") (i) to file and cause to become effective with the SEC a registration statement on an appropriate form (the "Exchange Registration Statement") with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Securities, and (ii) to commence the Registered Exchange Offer and cause the same to remain open for a period of not less than the period required under applicable Federal and state law, to provide the Securityholders the opportunity to exchange any and all of the Securities for a like aggregate principal amount of debt securities of the Company that are substantially identical to the Securities. If the Exchange Registration Statement shall not have been filed and become effective and the Registered Exchange Offer commenced on or before the Additional Interest Date, then on that date and thereafter interest on the Securities shall be increased by one percent (1.00%) per annum. Such additional interest shall cease to accrue on the date on which the Exchange Registration Statement is filed and declared effective and a Registered Exchange Offer commenced or, in certain circumstances, a shelf registration statement is filed and has been declared effective pursuant to the Registration Rights Agreement. This description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the detailed provisions in the Registration Rights Agreement.

         (c) The Trustee, pursuant to Section 6.2(b), shall be under no obligation to pay the additional interest provided for in paragraph (b) of this
Section 2.13 unless it shall have received an Officers' Certificate directing the Trustee to pay such additional interest in accordance with the terms of
Section 2.13(b). The Trustee shall be entitled to rely on such Officers' Certificate until it shall have received an Officers' Certificate to the effect that the Company is no longer required to pay such additional interest pursuant to the Registration Rights Agreement.

                                    ARTICLE 3
                                    COVENANTS

         SECTION 3.1.  Payment of Securities.

         The Company shall pay the principal of, premium, if any, and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN OR IN ANY OTHER DOCUMENT RELATING TO THE SECURITIES, THE SECURITIES WILL BEAR INTEREST FROM JANUARY 14, 1994, PAYABLE SEMIANNUALLY ON JANUARY 15 AND JULY 15 OF EACH YEAR COMMENCING JULY 15, 1994. The Securities mature on January 15, 2004. An installment of principal, premium, if any, or interest shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company, a Subsidiary or an Affiliate) holds on that date money designated for and sufficient to pay such installment if payment thereof is not then prohibited by Article 9.

         The Company shall pay interest (including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code) on overdue principal at the rate then borne by the Securities; it shall pay interest (including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code) on overdue premium, if any, and installments of interest at the same rate to the extent legally permitted.

         SECTION 3.2.  Maintenance and Office or Agency.

         The Company shall designate in the State of New Jersey, or in the city of New York, New York, an office or agency (which may be an office of the Trustee, Registrar or co-registrar) where at all times the Securities may be surrendered for registration of transfer or exchange and where at all times the notices and demands to or upon the Company in respect of the Securities and this Indenture may be served and where the Securities may be presented for payment. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail so to designate any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 10.2.

         The Company may also designate from time to time one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided that no such designation or rescission shall in any manner relieve the Company of its obligation so to designate as aforesaid an office or agency in the State of New Jersey, or in the city of New York, New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

         The Company hereby designates the Trustee's Corporate Trust Office in Summit, New Jersey, as one such office or agency of the Company in accordance with Section 2.3.

         SECTION 3.3.  Maintenance and Inspection of Books and Records.

         The Company will keep, and will cause each Subsidiary to keep, proper books of record and account in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities; and will permit and will cause each Subsidiary to permit, each Qualified Holder (or its representative) at such Qualified Holder's expense to visit and inspect any of their respective properties, to examine and make abstracts from their respective books of account and other records, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants, all for such reasonable purposes and at such reasonable times as such Person shall request in writing to the Company and as often as any such Person may reasonably request. The right of inspection under this Section 3.3 shall not include the right to materials, or information or data: (i) which the Company may not, in the opinion of counsel for the Company, disclose pursuant to confidentiality restrictions under applicable law, regulation or contract; or (ii) with respect to which such inspection or disclosure would likely, in the opinion of counsel for the Company, cause the loss of an attorney/client privilege.

         SECTION 3.4.  Corporate Existence.

         Subject to Article 4, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights (charter and statutory) and corporate franchises of the Company and its Subsidiaries; provided that the Company shall not be required to preserve any such existence (except of the Company), right or franchise if the Board of Directors of the Company, or of the Subsidiary concerned, shall determine that the preservation thereof is no longer desirable or necessary in the conduct of the business as presently conducted of the Company or such Subsidiary and that the loss thereof is not adverse in any material respect to the Holders or to the business, financial prospects, results of operations or condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole.

         SECTION 3.5.  Compliance with Laws.

         The Company is a duly registered bank holding company under the Bank Holding Company Act of 1956, as amended. The Company and each of its Subsidiaries possess all material authorizations, approvals, orders, licenses, franchises, certificates and permits of and from all foreign and domestic governmental regulatory officials and bodies (including all applicable banking officials and bodies), necessary to own or hold their respective properties and to conduct the respective businesses in which they are engaged. Each such authorization, approval, order, license, franchise, certificate and permit is valid and in full force and effect, and there is no proceeding pending or threatened (and, to the best knowledge of the Company, no basis for any such proceeding exists) which may lead to the revocation, termination, suspension or non-renewal of any authorization, approval, order, license, franchise, certificate or permit and there is no default thereunder.

         SECTION 3.6.  No Violation or Contravention.

         The execution and delivery by the Company of this Indenture, the issuance, sale and delivery of the Securities and the performance by the Company of its obligations hereunder and under the Securities, and the consummation of the transactions contemplated hereby and under the Securities have been duly authorized by all necessary corporate action on the part of the Company and do not and will not violate any provision of the Charter Documents of the Company or of any of its Subsidiaries, and do not and will not violate, or conflict with, or constitute a default under, or permit the termination of, or result in the creation of any lien, claim or encumbrance upon any property of the Company or any of its Subsidiaries under, (i) any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority, domestic or foreign, to which the Company or any of its Subsidiaries or any of their respective properties may be subject, or (ii) any material contract, indenture, mortgage, loan agreement, note, lease or other material agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them may be bound, or to which any of their respective properties may be subject, which conflict, default, termination or lien, claim or encumbrance would have a material adverse effect upon the operations, business, prospects, assets, properties or condition (financial or other) of the Company and its subsidiaries taken as a whole.

         SECTION 3.7.      Notice of Defaults.

         (a) In the event that any Indebtedness (in an amount which exceeds $5,000,000, whether under a single agreement or in the aggregate) other than Indebtedness under any Repurchase Agreement of the Company or any Subsidiary has been or could upon the delivery of notice or passage of time or both be declared due and payable before its maturity because of the occurrence of any event or condition (including, without limitation, any Default under this Indenture), the Company promptly shall give written notice thereof to the Trustee.

         (b) In the event that the Company or any Subsidiary shall receive, with respect to any Indebtedness (in an amount which exceeds $5,000,000) under any Repurchase Agreement of the Company or any Subsidiary, a written notice from the other party to such Repurchase Agreement clearly alleging a default under such Repurchase Agreement which immediately enables, or would upon further notice or lapse of time or both enable, such other party to declare such Indebtedness due and payable before its maturity, the Company shall promptly give written notice thereof to the Trustee.

         SECTION 3.8.  Compliance Certificate.

         The Company shall deliver to the Trustee within 90 days after the end of each fiscal year of the Company, and within 45 days after the end of each fiscal quarter of the Company, an Officers' Certificate, which shall comply with
Section 10.5, and which shall: (a) state whether or not the signers know of any Default, provided, if they do know of such a Default, the certificate shall describe the Default and its status and the action that the Company is taking or proposes to take with respect thereto; (b) state whether the Company is in compliance with the covenants contained in Section 3.12; and (c) state whether this Indenture is required to be qualified under the TIA.

         The Company shall deliver to the Trustee, within 105 days after the end of each of its fiscal years, an Accountants' Certificate stating (a) that their audit examination has included a review of the terms of this Indenture and the Securities as they relate to accounting matters and (b) whether, during the course of their audit examination, any Default has come to their attention and, if such a Default has come to their attention, specifying the nature and period of existence thereof, provided that the independent certified public accountants delivering such Certificate shall not be liable in respect of such statement by reason of any failure to obtain knowledge of any such Default that would not be disclosed in the course of an audit examination conducted in accordance with generally accepted auditing standards.

         Promptly after any officer of the Company obtains knowledge of any Default, and in any event within 10 Business Days thereafter, the Company shall deliver an Officer's Certificate to the Trustee describing such Default and its status and the action that the Company is taking or proposes to take with respect thereto.

         SECTION 3.9.  SEC Reports.

         The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of the annual reports and of the information, documents (including Forms 10-K, 10-Q and 8-K) and any other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe), if any, which the Company is required to file with the SEC pursuant to Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of TIA ss. 314(a) whether or not this Indenture is qualified under the TIA.

         SECTION 3.10.  Waiver of Stay, Extension or Usury Laws.

         The Company covenants (to the extent that it may lawfully do so) that it shall not at any time insist upon, or plead, or in any manner whatsoever claim, and shall resist any and all efforts to be compelled to take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of and/or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law and covenants that it shall not hinder, delay or impede the execution of any power herein granted to the Trustee but shall suffer and permit the execution of every such power as though no such law had been enacted.

         SECTION 3.11.  Payment of Taxes and Other Claims.

         The Company shall pay or discharge or cause to be paid or discharged, before any penalty accrues thereon, (i) all income and other material taxes, assessments and governmental charges levied or imposed upon the Company or any Subsidiary or upon the income, profits or property of the Company or any Subsidiaries and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a material Lien upon the property of the Company or any Subsidiaries; provided that none of the Company or any Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claims the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made.

         SECTION 3.12.  Maintenance of Properties and Insurance.

         The Company shall cause all properties (except for such properties as are not material in the aggregate to the operations, business, condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole) owned by or leased to it or any Subsidiary and used or useful in the conduct of its business or the business of such Subsidiary to be maintained and kept in normal condition, repair and working order and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

         The Company shall provide or cause to be provided, for itself and any Subsidiaries of the Company, insurance (including appropriate self-insurance as defined below) against loss or damage of the kinds customarily insured against by corporations similarly situated and owning like properties, including, but not limited to, public liability insurance, with reputable insurers or with the government of the United States of America or an agency or instrumentality thereof, in such amounts, with such deductibles and by such methods as shall be customary for corporations similarly situated in the industry. For purposes of the foregoing, "appropriate self-insurance" means any self-insurance if, and only to the extent that, such self-insurance is customarily effected by corporations engaged in the same or similar businesses, similarly situated, and is otherwise prudent in the circumstances and the Company or such Subsidiary maintains adequate reserves with respect thereto.

         Nothing in this Section shall prevent the Company from pledging any of its assets (whether already owned or acquired after the date hereof) as collateral security for the Indebtedness and Obligations of the Company.

         SECTION 3.13.  Liquidation.

         The Company shall not adopt any plan of liquidation which provides for, contemplates or the effectuation of which is preceded by (A) the sale, lease, conveyance or other disposition of all or substantially all the assets of the Company otherwise than substantially as an entirety in accordance with Article 4 and (B) the distribution of all or substantially all the proceeds of such sale, lease, conveyance or other disposition and of the remaining assets of the Company to holders of Common Stock of the Company, unless the Company shall in connection with the adoption of such plan make provision for, or agree that prior to making any liquidating distributions it will make provision for, the satisfaction in full in cash of the Company's obligations hereunder and under the Securities as to the payment of all principal of and premium, if any, and interest on the Securities.

         SECTION 3.14.  Information.

         (a) For as long as any of the Securities remain outstanding and are Restricted Securities, the Company covenants and agrees that it shall, during any period in which it is not subject to Section 13 or 15(d) under the Exchange Act, make available to any holder or beneficial holder of Securities that continue to be Restricted Securities in connection with any sale thereof and any prospective purchaser of such Securities from such holder or beneficial holder, the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Securities Act.

         (b) The Company shall provide to each Qualified Holder a copy of each notice or certificate required to be delivered by it to the Trustee pursuant to
Section 3.7 or 3.8 and each Form 10-K or Form 10-Q delivered by it to the Trustee pursuant to Section 3.9 concurrently with the delivery thereof to the Trustee.

                                    ARTICLE 4
                                  MERGER, ETC.

         SECTION 4.1.  When Company May Merge, etc.

         The Company shall not consolidate or merge with or into, or sell, assign, transfer, convey, lease or otherwise dispose of, directly or indirectly, all or substantially all of its assets to, any Person unless:

                           (1) the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer or lease or conveyance or other disposition shall have been made, is a corporation organized and existing under the laws of the United States, any state thereof or the District of Columbia;

                           (2) the  corporation  formed by or surviving any such
                  consolidation or merger (if other than the Company), or to which such sale, lease, conveyance or other disposition shall have been made, expressly assumes by supplemental indenture the due and punctual payment or performance of all the Obligations of the Company under the Securities and this Indenture; and

                           (3) immediately before and immediately after such transaction, and giving effect thereto, no Default shall have occurred and be continuing.

         The Company shall deliver to the Trustee prior to any proposed transaction an Officers' Certificate, an Opinion of Counsel and an Accountants' Certificate each stating that the proposed transaction and such supplemental indenture comply with this Indenture.

         SECTION 4.2.  Successor Corporation Substituted.

         Upon any consolidation or merger, or any transfer of all or substantially all of the assets, of the Company in accordance with Section 4.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power and will be bound by all obligations and covenants of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein and, in the case of any sale, assignment, transfer, conveyance or disposition (other than a transfer or conveyance by way of lease), the Company (which term shall for the purpose mean the Person named as the "Company" in the first paragraph of this Indenture or any successor corporation which previously shall have become liable in the manner prescribed in this Article 4) shall be relieved of all obligations and covenants and shall no longer exercise any rights or powers under this Indenture and the Securities.

                                    ARTICLE 5
                              DEFAULTS AND REMEDIES

         SECTION 5.1.  Events of Default.

         An "Event of Default" occurs if:

                           (i) the  Company  defaults in the payment of interest
                  on any Security when the same becomes due and the default continues for a period of 20 days, whether or not such payment shall be prohibited by the provisions of Article 9 hereof;

                           (ii) the  Company  defaults  in the payment of all or
                  any part of the principal of (or premium, if any, on) any Security when the same becomes due and payable at maturity, upon acceleration, redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article 9 hereof;

                           (iii) the  Company  fails to  comply  with any of its
                  other agreements or covenants in, or provisions of, the Securities or this Indenture, and such failure continues for the period and after the notice specified below;

                           (iv) a final  judgment  or  final  judgments  for the
                  payment of money are entered by a court or courts of competent jurisdiction against the Company or any Subsidiary which remains undischarged and unbonded for a period (during which execution shall not be effectively stayed) of 60 days, provided that the aggregate of all such judgments (to the extent not paid or covered by insurance as confirmed to the Company and the Trustee in writing by the appropriate insurance carrier) exceeds $5,000,000;

                           (v) (A) the entry by a court having  jurisdiction  in
                  the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company or of all or substantially all of its assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (B) the  commencement  by the  Company of a voluntary
                  case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of the Company of all or substantially all of its assets or the taking of corporate action by the Company in furtherance of any such action, or the failure generally of the Company to pay its debts as the same become due or the making by the Company of a general assignment for the benefit of its creditors; or

                           (vi) (A) the entry by a court having  jurisdiction in
                  the premises of (1) a decree or order for relief in respect of any Significant Subsidiary of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or
                  (2) a decree or order adjudging any such Significant Subsidiary bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of any such Significant Subsidiary under any applicable Federal or State law, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any such Significant Subsidiary or of all or substantially all of its assets, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

                           (B) the commencement by any Significant Subsidiary of
                  the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of any such Significant Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of any such Significant Subsidiary or of all or substantially all of its assets or the taking of corporate action by any such Significant Subsidiary in furtherance of any such action, or the failure generally of any such Significant Subsidiary to pay its debts as the same become due or the making by any Significant Subsidiary of a general assignment for the benefit of its creditors; or

                           (vii) (A) (1) the  appointment by the Federal Deposit
                  Insurance Corporation or the Board of Governors of the Federal Reserve System (or other competent government agency having primary regulatory authority over any Major Bank Subsidiary) under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect of a receiver, conservator or other similar official for any Major Bank Subsidiary or for all or substantially all of its assets or
                  (2) the entry of a decree or order in any case or proceeding under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect adjudging any Major Bank Subsidiary insolvent or bankrupt, or appointing any receiver, conservator or other similar official for any Major Bank Subsidiary or for all or substantially all of its assets, or ordering the winding up or liquidation of its affairs; or

                           (B) (1) the filing by any Major Bank  Subsidiary with
                  the  Federal  Deposit   Insurance  Company  or  the  Board  of
                  Governors of the Federal Reserve System (or other competent government agency having primary regulatory authority over any Major Bank Subsidiary) of a notice of voluntary liquidation or other similar action under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect or (2) the commencement by any Major Banking Subsidiary of any case or proceeding under any applicable Federal or State banking, insolvency or other similar law now or hereafter in effect to be adjudicated insolvent or bankrupt or seeking the appointment of a receiver, conservator or other similar official for any Major Bank Subsidiary or for all or substantially all of its assets, or the consent by any Major Bank Subsidiary to the entry of a decree or order in any case or proceeding under the Federal or State banking, insolvency or other similar laws adjudging any Major Bank Subsidiary insolvent or bankrupt, or appointing any receiver, conservator or other similar official for any Major Bank Subsidiary or for all or substantially all of its assets, or ordering the winding up or liquidation of its affairs or the taking of any corporate action by any Major Bank Subsidiary in furtherance of such action.

         A Default under clause (iii) of this Section 5.1 is not an Event of Default until the Trustee notifies the Company in writing, or the Holders of at least 25% in aggregate principal amount of the Securities then outstanding notify the Company and the Trustee in writing, of the Default, and the Company does not cure the Default within 30 days after receipt of the notice. The notice must specify the Default, demand that it be remedied and state that the notice is a "Notice of Default." Such notice shall be given by the Trustee if so requested in writing by the Holders of at least 25% in aggregate principal amount of the Securities then outstanding. Any notice required to be delivered by the Trustee to the Company hereunder shall be given promptly after the Trustee becomes aware of such Default or is requested by the Holders to deliver such notice.

         SECTION 5.2.  Acceleration.

         If an Event of Default specified in clause (v) or (vii) of Section 5.1 occurs, the principal of and accrued interest on the Securities shall become and be immediately due and payable without any declaration or other act on the part of any Holder. The Holders of at least a majority in aggregate principal amount of the Securities then outstanding by written notice to the Trustee may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of principal of or interest on the Securities which have become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. No such waiver or rescission shall extend to or shall affect any subsequent default or shall impair any right consequent thereon.

         SECTION 5.3.  Other Remedies.

         If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, premium, if any, or interest on the Securities, to the extent that any of the foregoing are then due and owing or to enforce the performance of any provision of the Securities or this Indenture.

         The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy hereunder shall not impair the right or remedy or constitute a waiver thereof and no single or partial exercise thereof precludes any other or further exercise thereof or the exercise of any other right or privilege. No right or remedy provided herein is exclusive of any other right or remedy provided by law. All rights and remedies are cumulative to the extent permitted by law.

         SECTION 5.4.  Waiver of Past Defaults.

         Subject to Sections 5.2, 5.7 and 8.2, the Holders of at least a majority in principal amount of the Securities then outstanding by notice to the Trustee may waive on behalf of the holders of all the Securities an existing Default and its consequences, except a Default in the payment of the principal of, premium, if any, or interest on any Security as specified in clauses (i) or
(ii) of Section 5.1. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

         SECTION 5.5.  Control by Majority.

         The Holders of at least a majority in aggregate principal amount of the Securities then outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on it. However, the Trustee may refuse to follow any direction: (a) that conflicts with law or this Indenture, (b) that the Trustee determines may be unduly prejudicial to the rights of other Securityholders or
(c) that may involve the Trustee in personal liability against which the Trustee is not indemnified to its satisfaction.

         SECTION 5.6.  Limitation on Suits.

         No Holder of any Security shall have any right by virtue or by availing itself of any provision of this Indenture to institute any action or proceeding at law or in equity or in bankruptcy or otherwise upon or under or with respect to this Indenture, or for the appointment of a trustee, receiver, liquidator, custodian or other similar official or for any other remedy hereunder unless:

                           (i) the Holder gives to the Trustee written notice of
                  a continuing Event of Default;

                           (ii) the Holders of at least 25% in aggregate principal amount of the Securities then outstanding make a written request to the Trustee to institute such action or proceeding in its own name as trustee hereunder;

                           (iii) such  Holders  offer to the  Trustee  indemnity
                  satisfactory to the Trustee against any loss, liability, cost or expense to be incurred therein or thereby;

                           (iv) the Trustee  does not comply  with such  request
                  within 60 days after receipt of such notice, request and the offer of indemnity;

                           (v) during such 60 day period the Holders of at least
                  a majority in principal amount of the Securities then outstanding do not give the Trustee a direction inconsistent with the request; and

                           (vi) no  direction  inconsistent  with  such  request
                  shall have been given to the Trustee pursuant to Section 5.5.

         A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain or seek to obtain a preference or priority over another Securityholder or to enforce any right under this Indenture, except in the manner herein provided and for the equal, ratable and common benefit of all holders of Securities. For the protection and enforcement of the provisions of this Section, each and every Securityholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

         SECTION 5.7.  Rights of Holders to Receive Payment.

         Notwithstanding any other provision of this Indenture, except for the provisions of Article 9, the right of any Holder of a Security to receive payment of principal of, premium, if any, or interest on the Security on or after the respective due dates expressed in the Security, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder.

         SECTION 5.8.  Collection Suit by Trustee.

         If an Event of Default specified in Section 5.1(i) or (ii) occurs and is continuing, the Trustee may in its own name or as trustee of an express trust, institute any action or proceeding at law or in equity against the Company or any other obligor upon the Securities for the collection of the whole amount of principal, premium, if any, and accrued interest remaining unpaid on the Securities, together with interest on overdue principal and, to the extent that such payment is lawful, interest on overdue premium, if any, and installments of interest, in each case at the rate then borne by the Securities, and such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and prosecute any such action or proceeding to judgment or final decree and enforce any such judgment or final decree against the Company or any other obligor upon the Securities and collect in the manner provided by law out of the property of the Company or any other obligor upon the Securities, wherever situated, the moneys adjudged or decreed to be payable.

         SECTION 5.9.      Trustee May File Proofs of Claim.

         The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Securityholders allowed in any judicial proceedings relative to the Company (or any other obligor upon the Securities), its creditors or its property and shall be entitled and empowered to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same, and any trustee, receiver, liquidator, custodian or similar official in any such judicial proceeding is hereby authorized by each Securityholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Securityholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7 except as a result of negligence or bad faith. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Securityholder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Securityholder in any such proceeding.

         All rights of action and of asserting claims under this Indenture, or under any of the Securities, may be enforced by the Trustee without the possession of any of the Securities or the production thereof in any trial or other proceedings relative thereto, and any such action or proceedings instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Trustee, each predecessor Trustee and their respective agents and attorneys, shall be for the ratable benefit of the holders of the Securities.

         In any proceedings brought by the Trustee (and also any proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the holders of the Securities, and it shall not be necessary to make any holders of the Securities parties to any such proceedings.

         SECTION 5.10.     Priorities.

         If the Trustee collects any money pursuant to this Article 5, it shall, subject to the provisions of Article 9, pay out the money in the following order:

                  First:   to the Trustee for amounts due under Section 6.7;

                  Second: in case the principal of the Securities shall not have become and be then due and payable, to the payment of interest in default in the order of the maturity of the installments of such interest, with interest upon the overdue installments of interest at the same rate as the rate of interest specified in the Securities, such payments to be made ratably to the person entitled thereto, without discrimination or preference;

                  Third: in case the principal of the Securities shall have become and shall be then due an payable, to the payment of the whole amount then owing and unpaid upon all the Securities for principal and interest, with interest upon the overdue principal, and upon overdue installments of interest at the same rate as the rate of interest specified in the Securities; and in case such moneys shall be insufficient to pay in full the whole amount so due and unpaid upon the Securities, then to the payment of such principal and interest, without preference or priority of principal over interest, or of interest over principal, or of any installment of interest over any other installment of interest, or of any Security over any other Security, ratably to the aggregate of such principal and accrued and unpaid interest; and

                  Fourth:   to  the  Company  or  any  other   obligors  on  the
         Securities, as their interests may appear, or any other Person lawfully entitled thereto or as a court of competent jurisdiction may direct.

         The Trustee, upon prior written notice to the Company, may fix a record date and payment date for any payment to Securityholders pursuant to this
Section 5.10.

         SECTION 5.11.     Undertaking for Costs.

         In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as a Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 5.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 5.7, or a suit by Holders of more than 10% in aggregate principal amount of the Securities then outstanding.

                                    ARTICLE 6
                                     TRUSTEE

         SECTION 6.1.  Duties of Trustee.

         (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

         (b)      Except during the continuance of an Event of Default:

                           (1) The  Trustee  undertakes  to  perform  only those
                  duties that are specifically set forth in this Indenture or the TIA and no others, and no implied covenants or obligations shall be read into this Indenture against the Trustee.

                           (2) In the  absence  of bad  faith on its  part,  the
                  Trustee  may  conclusively  rely,  as  to  the  truth  of  the statements and the correctness of the opinions expressed therein, upon certificates or opinions delivered to the Trustee by the Company pursuant to this Indenture and conforming to the requirements of this Indenture. However, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture but need not confirm the accuracy of mathematical computations.

         (c) Notwithstanding anything to the contrary herein contained, the Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                           (1) This  paragraph  does not  limit  the  effect  of
                  paragraph (b) of this Section 6.1.

                           (2) The Trustee  shall not be liable for any error of
                  judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                           (3) Except as otherwise  provided in Section  6.1(a),
                  the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 5.5.

         (d) Whether or not therein expressly so provided, every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs
(a), (b), (c) and (e) of this Section 6.1.

         (e) No provision of this Indenture shall require the Trustee to expend or risk its own funds or incur any liability. The Trustee may refuse to perform any duty or exercise any right or power unless it receives reasonable security or indemnity against any loss, liability, cost or expense, including but not limited to the legal fees and disbursements of its counsel.

         (f) The Trustee shall not be obligated to pay interest on any money received by it unless otherwise agreed in writing with the Company. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law. The Trustee has no obligation to invest monies held by it hereunder except pursuant to written instructions received by the Trustee and signed by two officers of the Company.

         SECTION 6.2.  Rights of Trustee.

         (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

         (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel or both. The Trustee shall not be liable for any action it takes or omits to take in good faith and without negligence in reliance on the Officers' Certificate or Opinion of Counsel.

         (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed and retained with due care.

         (d) The Trustee shall not be liable for any action it takes or omits to take in good faith and without negligence which it reasonably believes to be authorized or within the rights or powers conferred upon it by this Indenture.

         (e) The Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel as to matters of law shall be full and complete authorization and protection in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

         (f) Unless otherwise specifically provided in the Indenture, any demand, request, direction or notice from the Company shall be sufficient if signed by an Officer of the Company.

         (g) In the event an opinion of counsel is required to be delivered pursuant to Section 2.6 at such time as the Trustee is not also the Registrar, then such opinion of counsel shall also be satisfactory to the Trustee.

         SECTION 6.3.  Individual Rights of Trustee.

         The Trustee, or any agent of the Company or the Trustee, in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or an Affiliate with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. However, the Trustee is subject to Sections 6.10 and 6.11.

         SECTION 6.4.  Trustee's Disclaimer.

         The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities; it shall not be accountable for the Company's use of the proceeds from the Securities; it shall not be accountable for any money paid to the Company, or upon the Company's direction, if made under and in accordance with any provision of this Indenture; it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee; and it shall not be responsible for any statement of the Company in this Indenture or any statement in the Securities other than its certificate of authentication.

         SECTION 6.5.  Notice of Defaults.

         If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to Securityholders a notice of the Default within 90 days after the occurrence thereof unless such Default shall have been cured before the giving of such notice, provided that except in the case of a Default in the payment of the principal of or interest on any Security
(including any failure to make any mandatory redemption payment required hereunder), the Trustee may withhold the notice if and so long as the board of directors, executive committee or a trust committee of directors and/or responsible officers of the Trustee in good faith determines that withholding the notice is in the interests of Securityholders.

         SECTION 6.6.  Reports by Trustee to Holders.

         This Section 6.6 shall not be operative as part of this Indenture unless and until this Indenture is qualified under the TIA and, until such qualification, this Indenture shall be construed as if this Section 6.6 were not contained herein. The Company shall provide the Trustee with written notice as promptly as practical, but in any event no later than 30 days before the date (if any) on which this Indenture is expected to be qualified under the TIA.

         Each calendar year the Trustee, if required by the provisions of TIA ss. 313(a), shall mail to Securityholders a brief report dated as of such reporting date that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b) and ss. 313(c).

         A copy of each report at the time of its mailing to Securityholders shall be mailed to the Company and filed with the SEC and each securities exchange, if any, on which the Securities are listed. The Company shall notify the Trustee in writing when the Securities are listed on any securities exchange.

         SECTION 6.7.  Compensation and Indemnity.

         The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee upon request for all reasonable disbursements, advances and expenses incurred by it in connection with the performance of its duties under this Indenture including reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.

         The Company shall indemnify the Trustee against any loss, liability, cost or expense incurred by it arising out of or in connection with the performance of its duties under this Indenture, except as set forth in the next paragraph. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. The Company shall defend such claim and the Trustee shall cooperate in such defense. The Trustee may have separate counsel and the Company shall pay the reasonable fees and expenses of such counsel.

         The Company need not reimburse any expense or indemnify against any loss or liability incurred by the Trustee through negligence, willful misconduct or bad faith. The Company need not pay for any settlement made by the Trustee without the Company's consent. The Company will only withhold consent where in good faith the Company believes there are reasonable grounds for withholding consent.

         The obligation of the Company under this Section 6.7 to compensate the Trustee and to pay and reimburse the Trustee for such expenses, disbursements and advances shall constitute additional Indebtedness.

         To secure the Company's payment obligations in this Section, subject to the priorities set forth in Section 5.10 hereof, the Trustee shall have a Lien prior to the Securities on all money or property held or collected by the Trustee, except that held in trust to pay the principal of and interest on particular Securities. Such obligations shall survive the satisfaction and discharge of the Indenture.

         When the Trustee incurs expenses or renders services after an Event of Default specified in clause (v) and (vi) of Section 5.1 occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law.

         SECTION 6.8.  Replacement of Trustee.

         A resignation or removal of the Trustee and appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section.

         Subject to TIA ss. 310(b), the Trustee may resign and be discharged from the trust hereby created by so notifying the Company in writing, such resignation and discharge to become effective as provided in the last paragraph of this Section. The Holders of a majority in principal amount of the then outstanding Securities may remove the Trustee by so notifying the Trustee and the Company in writing. The Company may remove the Trustee if:

                           (i) the Trustee fails to satisfy the  requirements of
                  Section 6.10;

                           (ii) the Trustee is adjudged a bankrupt or an insolvent or an order for relief is entered with respect to the Trustee under any bankruptcy, insolvency, reorganization or other similar law;

                           (iii) a receiver,  liquidator,  assignee,  custodian,
                  trustee, sequestrator or similar official or other public officer takes charge of the Trustee or its property; or

                           (iv)     the Trustee becomes incapable of acting.

         If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee by written instrument, executed by the Board of Directors of the Company, one copy of which instrument shall be delivered to the resigning or removed Trustee and one copy to the successor Trustee. The Trustee shall be entitled to payment of its fees and reimbursement of its expenses while acting as Trustee.

         If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 10% in principal amount of the then outstanding Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         If the Trustee, after written request by any Securityholder who has been a Securityholder for at least 6 months, fails to comply with Section 6.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         A  successor  Trustee  shall  deliver  a  written   acceptance  of  its
appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to all Securityholders. A retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, subject to the Lien provided for in Section 6.7. Notwithstanding replacement of the Trustee pursuant to this Section 6.8, the Company's obligations under Section 6.7 shall continue for the benefit of the retiring Trustee.

         SECTION 6.9.  Successor Trustee or Agent by Merger, etc.

         If the Trustee or an Agent consolidates, merges or converts into, or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee or any Agent, subject, inter alia, to the provisions of
Section 6.10.

         SECTION 6.10.  Eligibility; Disqualification.

         There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any state or territory thereof or of the District of Columbia authorized under such laws to exercise corporate trust powers, shall be subject to supervision or examination by Federal or State authority and shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition and shall not be the Company or any Subsidiary or Affiliate of the Company.

         This Indenture shall always have a Trustee who satisfies the requirements of TIA ss. 310(a)(1). The Trustee is subject to and will comply at all times with TIA ss. 310(b) whether or not this Indenture is then qualified under the TIA.

         SECTION 6.11.  Preferential Collection of Claims Against the Company.

         The Trustee shall be subject to, and the Trustee shall at all times comply with, TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein whether or not this Indenture is then qualified under the TIA.

                                    ARTICLE 7
                             DISCHARGE OF INDENTURE

         SECTION 7.1.  Termination of Company's Obligations.

         The Securities shall not be callable or redeemable by the Company. This Indenture shall cease to be of further effect (except that the Company's obligations under Section 6.7 and the Trustee's and Paying Agent's obligations under Section 7.3 shall survive) when all outstanding Securities theretofore authenticated and issued have been delivered (other than destroyed, lost or stolen Securities which have not been replaced or paid) to the Trustee for cancellation and the Company has paid all sums payable hereunder and under the Securities. In addition, the Company may terminate all of its obligations under this Indenture, other than its obligations under those Sections specifically noted below, at any time within one year of the stated maturity of the Securities if:

                           (1) (a) the  Company  irrevocably  deposits  in trust
                  with the Trustee cash or U.S. Government Obligations (which shall not be callable or payable at the issuer's option) sufficient (in an opinion set forth in an Accountant's Certificate delivered by the Company to the Trustee) to pay, or which at maturity will be sufficient to pay, principal, premium, if any, and interest on the Securities to and at maturity and to pay all other sums payable by it hereunder, provided that the Trustee shall have been irrevocably instructed to apply such money or the proceeds of such U.S. Government Obligations to the payment of said principal, premium, if any, and interest with respect to the Securities; and (b) provided such deposit shall not cause the Trustee to have a conflicting interest for purposes of the TIA, whether or not the Indenture shall then be qualified under the TIA; and (c) no Event of Default pursuant to clause (v), (vi) or
                  (vii) of Section 5.1 or event which with notice or lapse of time would become an Event of Default pursuant to clause (v),
                  (vi) or (vii) of Section 5.1 shall have occurred and be continuing on the date of such deposit or during the period ending 123 days after such date; and (d) the Company has delivered to the Trustee (i) either (x) a ruling directed to the Trustee received from the Internal Revenue Service to the effect that the Holders of the Securities will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's exercise of its option under this
                  Section 7.1 and will be subject to Federal income tax in the same manner and at the same times as would have been the case if such option had not been exercised or (y) an Opinion of Counsel to the same effect as the ruling described in clause
                  (x) accompanied by a ruling to that effect published by the Internal Revenue Service and (ii) an Opinion of Counsel to the effect that (x) the trust funds will not be subject to any rights of holders of Senior Indebtedness including without limitation those arising under Article 9 of this Indenture, and (y) after the passage of 123 days following the deposit, the trust funds will not be subject to the effect of any applicable bankruptcy, insolvency, reorganization or similar laws affecting creditors' rights generally; and

                           (2) the Company  delivers to the Trustee an Officers'
                  Certificate stating that all of the provisions of this Section
                  7.1 have been complied with, and an Opinion of Counsel, reasonably satisfactory to the Trustee, to the same effect; and

                           (3) no Default  shall have occurred and be continuing
                  on the date of such deposit.

         Then, in such event, the obligations of the Company under this Indenture shall cease to be of further effect (except as provided in this paragraph) and the Trustee, on demand of the Company, shall execute proper instruments acknowledging confirmation of and discharge under this Indenture. The Company may make the deposit only if Article 9 does not prohibit such payment. However, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.13, 3.1, 3.2, 3.12, 6.7, 6.8, 7.1, 7.2 and 7.4 and the Trustee's and Paying
Agent's obligations hereunder, including under Section 7.3, shall survive until the Securities are no longer outstanding. Thereafter, only the Company's and the Trustee's obligations in Section 6.7 and the Trustee's and Paying Agent's obligations in Section 7.3 shall survive. After such irrevocable deposit made pursuant to this Section 7.1 and satisfaction of the other conditions set forth in this Section 7.1, the Trustee upon the written request signed by two Officers of the Company shall acknowledge in writing the discharge of the Company's obligations under this Indenture except for those surviving obligations specified above.

         In order to have money available on a payment date to pay principal or interest on the Securities, the U.S. Government Obligations shall be payable as to principal or interest on or before such payment date in such amounts as will provide the necessary cash.

         SECTION 7.2.  Application of Trust Money.

         The Trustee shall hold in trust money or U.S. Government Obligations deposited with it pursuant to Section 7.1. It shall apply the deposited money and the money from U.S. Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal and interest on the Securities. Money and U.S. Government Obligations held in trust shall not be subject to Article 9.

         SECTION 7.3.  Repayment to Company.

         In connection with the satisfaction and discharge of this Indenture, the Trustee and the Paying Agent shall promptly pay to the Company upon written request any excess money or Securities then held by them.

         The Trustee and the Paying Agent shall pay to the Company upon written request any money held by them for the payment of principal, premium, if any, or interest that remains unclaimed for two years after the date upon which such payment shall have become due; provided that the Company shall have first caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment. After payment to the Company, Securityholders entitled to the money must look to the Company for payment as general creditors unless an applicable abandoned property law designates another Person, and all liability of the Trustee and such Paying Agent with respect to such money shall cease. If any money is returned to the Company pursuant to this
Section 7.3, the Company agrees to be responsible for compliance with the escheat laws of the State of New Jersey.

         SECTION 7.4.  Reinstatement.

         If the Trustee or Paying Agent is unable to apply any money in accordance with Section 7.2 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 7.2 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 7.2; provided that, if the Company has made any payment of principal of, premium, if any, or interest on any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

                                    ARTICLE 8
                                   AMENDMENTS

         SECTION 8.1.  Without Consent of Holders.

         The Company and the Trustee may amend this Indenture or the Securities without the consent of any Securityholder:

                           (i) to cure any ambiguity, defect or inconsistency;

                           (ii) to comply with Section 4.1;

                           (iii) to provide  for  uncertificated  Securities  in
                  addition to or in place of certificated Securities;

                           (iv) to make  any  change  that  does  not  adversely
                  affect the rights hereunder of any Securityholder, except changes that adversely affect the rights of any holders of Senior Indebtedness under Article 9 or Sections 5.1, 5.2, or
                  5.9 unless the holders of such Senior Indebtedness consent to the change; or

                           (v) to comply with the TIA provided that, in the case
                  of clause (i) through (iv) above, inclusive, the Company has delivered to the Trustee an Opinion of Counsel stating that such change does not adversely affect the rights of any Securityholder.

         After an amendment or waiver under this Section 8.1 becomes effective, the Company shall mail to Securityholders a notice briefly describing the amendment or waiver.

         The Company and the Trustee agree to amend this Indenture to the extent required in connection with any registration of the Securities or New Securities under the Securities Act and qualification of this Indenture (or a similar indenture) under the TIA pursuant to the Registration Rights Agreement to effectuate such registration and qualification as provided in the Registration Rights Agreement.

         SECTION 8.2.  With Consent of Holders.

         Except as provided below and subject to Sections 2.8 and 2.9, the Company and the Trustee may amend this Indenture or the Securities with the written consent of the Holders of at least a majority in principal amount of the then outstanding Securities. Upon the written request of the Company signed by two Officers, accompanied by a resolution of the Board of Directors of the Company authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence of the consent of the Securityholders as aforesaid, the Trustee, subject to Section 8.6, shall join with the Company in the execution of such supplemental indenture.

         It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment or waiver, but it shall be sufficient if such consent approves the substance thereof. An amendment under this Section may not make any change that adversely affects the rights of any holders of Senior Indebtedness under Article 9 or Sections 5.1,
5.2 or 5.9 unless the holders of such Senior Indebtedness consent to the change.

         After an amendment or waiver under this Section 8.2 becomes effective, the Company shall mail to the Holder of each Security affected thereby a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture. The Holders of at least a majority in principal amount of the Securities then outstanding may waive compliance in a particular instance by the Company with any provision of this Indenture or the Securities.

         Without the consent of each Securityholder affected, however, an amendment or waiver under this Section may not:

                           (i) change the amount of Securities whose Holders must consent to an amendment or waiver;

                           (ii) reduce the rate of or change the time for payment of interest including, without limitation, default interest and additional interest payable pursuant to the Registration Rights Agreement on any Security;

                           (iii) reduce the  principal of any Security or change
                  the time for payment thereof;

                           (iv) make any  Security  payable in money  other than
                  that stated in the Security;

                           (v) make any change in Section  5.4, 5.7 or the first
                  or fourth paragraphs of this Section 8.2;

                           (vi) make any change in Article 9 that adversely affects in any manner the rights of any Securityholder; or

                           (vii) waive a Default in the payment of  principal of
                  or interest on, or premium, if any, with respect to, any Security.

         SECTION 8.3.  Compliance with Trust Indenture Act.

         Every amendment to this Indenture or the Securities shall be set forth in a supplemental indenture that complies with the TIA as then in effect whether or not this Indenture is then qualified under the TIA. The Trustee shall be entitled to receive and rely upon an opinion of counsel as to whether any such supplemental indenture complies with the TIA.

         SECTION 8.4.  Revocation and Effect of Consents.

         (a) Until an amendment or waiver becomes effective, a consent to it by a Holder of a Security is a continuing consent by the Holder and every subsequent Holder of a Security or portion of a Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent is not made on any Security. However, any such Holder or subsequent Holder may revoke the consent as to his Security or portion of a Security if the Trustee receives written notice of revocation before the date on which the Trustee receives an Officers' Certificate certifying that the Holders of the requisite principal amount of Securities have consented to such amendment or waiver. An amendment or waiver becomes effective upon receipt by the Trustee of such Officers' Certificate and the written consents from the Holders of the requisite percentage in principal amount of Securities.

         (b) The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to an amendment or waiver. If a record date is fixed, then notwithstanding the second and third sentence of paragraph (a) of this Section 8.4, those Persons who were Holders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent to an amendment or waiver shall be valid or effective, if granted more than 120 days after such record date.

         (c) After an amendment or waiver becomes effective, it shall bind every Securityholder, unless it is of the type described in clauses (i) through (vii) of Section 8.2. In such case, the amendment or waiver shall bind each Holder who has consented to it and every subsequent Holder that evidences the same debt as the consenting Holder's security.

         SECTION 8.5.  Notation on or Exchange of Securities.

         Upon the Company's written request, the Trustee shall place an appropriate notation provided by the Company about an amendment or waiver on any Security thereafter authenticated. The Company in exchange for all Securities may issue, and the Trustee shall authenticate, new Securities that reflect the amendment or waiver.

         SECTION 8.6.  Trustee to Sign Amendments, etc.

         The Trustee shall sign any amendment hereto or supplemental indenture authorized pursuant to this Article 8 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In determining whether to sign such amendment or supplemental indenture the Trustee shall be entitled to receive and shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel as conclusive evidence that such amendment or supplemental indenture is authorized or permitted by this Indenture, that it is not inconsistent herewith, and that it will be valid and binding upon the Company in accordance with its terms. The Company may not sign an amendment hereto or supplemental indenture until the Board of Directors approves it.

                                    ARTICLE 9
                                  SUBORDINATION

         SECTION 9.1.  Securities Subordinated to Senior Indebtedness.

         Notwithstanding the provisions of Sections 5.2 and 5.3, the Company covenants and agrees, and the Trustee and each Holder of the Securities by his acceptance thereof (whether upon original issue or upon transfer, assignment or exchange thereof) likewise covenants and agrees, that all payments of the principal of, premium, if any, and interest on, the Securities by the Company shall be subordinated in accordance with the provisions of this Article 9 to the prior payment in full, in cash or cash equivalents, of all amounts payable under Senior Indebtedness.

         SECTION 9.2.  Priority and Payment Over of Proceeds in Certain Events.

         (a) Upon any payment or distribution of assets or securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable under Senior Indebtedness shall first be paid in full in cash, or payment provided for in cash or cash equivalents, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive any payment of principal of premium, if any, or interest on the Securities or distribution of any assets or securities. Before any payment may be made by the Company of the principal of, and premium, if any, or interest on the Securities upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on their behalf would be entitled, except for the provisions of this Article 9, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution, directly to the holders of the Senior Indebtedness or their representatives or to the trustee under any indenture under which the Senior Indebtedness may have been issued to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness except that the Securityholders would be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Securities.

         (b) No direct or indirect payment by or on behalf of the Company of principal of, premium, if any, or interest on the Securities whether pursuant to the terms of the Securities or upon acceleration of otherwise shall be made and no Securities may be acquired by the Company for cash or property if at the time of such payment or acquisition there exists a default in the payment of all or any portion of principal of, premium, if any, or interest on any Senior Indebtedness when due and payable, and such default shall not have been cured or waived or the benefits of this sentence waived by or on behalf of the holders of such Senior Indebtedness.

         (c) In the event that, notwithstanding the foregoing provision prohibiting such payment or distribution, the Trustee or any Holder shall have received any payment on account of the principal of, premium, if any, or interest on the Securities (other than as permitted by paragraphs (a) and (b) of this Section 9.2) at a time when such payment is prohibited by this Section 9.2 and before the principal or, premium, if any, and interest on Senior Indebtedness is paid in full or provision made for such payment then and in such event (subject to the provisions of Section 9.8) such payment or distribution shall be received and held in trust for the holders of Senior Indebtedness and, upon written notice delivered within 30 days after such payment was received by the Trustee, shall be paid over to the holders of such Senior Indebtedness or the representative of the holders of such Senior Indebtedness and pursuant to the directions of such representatives, shall be paid over or delivered to the holders of the Senior Indebtedness remaining unpaid, but only to the extent necessary to pay in full in cash or cash equivalents the principal of, and premium, if any, and interest on such Senior Indebtedness in accordance with its terms after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

         Nothing contained in this Article 9 shall limit the right of the Trustee or the Holders of Securities to take any action to accelerate the maturity of the Securities pursuant to Section 5.2 or to pursue any rights or remedies hereunder or otherwise permitted by applicable law, subject to the rights under paragraphs (a), (b) and (c) above of holders of Senior Indebtedness to receive cash, property or securities otherwise payable or deliverable to the Holders of the Securities.

         Upon any payment or distribution of assets or securities referred to in this Article 9, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending and upon a certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person (excluding the Company) making any such payment or distribution, delivered to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 9.

         SECTION 9.3.  Payments May Be Paid Prior to Dissolution.

         Nothing contained in this Article 9 or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 9.2, from making payments at any time for the purpose of making such payments of principal of, premium, if any, and interest on the Securities in accordance with the provisions of this Indenture and the Securities, or from depositing with the Trustee any moneys for such payments, or (ii) the application by the Trustee (subject to the conditions contained in Section 9.2) of any moneys deposited with it for the purpose of making such payments of principal of, premium, if any, and interest on the Securities, to the Holders entitled thereto unless at least one Business Day prior to the day upon which such payment would otherwise (except for the prohibitions contained in Section 9.2) become due and payable, the Trustee shall have received the written notice provided for in Section 9.2(c) or in Section 9.9. The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company.

         SECTION  9.4.  Rights  of  Holders  of  Senior  Indebtedness  Not to be
Impaired.

         No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act in good faith by any such holder, or by any noncompliance by the Company, with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.

         The provisions of this Article 9 are intended to be for the benefit of, and shall be enforceable directly by the holders of the Senior Indebtedness, without any act or notice of acceptance hereof or reliance hereon.

         SECTION 9.5. Authorization to Trustee to Take Action to Effectuate Subordination.

         Each Holder of Securities by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and the Holders, the subordination as provided in this Article 9 and appoints the Trustee his attorney-in-fact for any and all such purposes.

         SECTION 9.6.  Subrogation.

         Upon the payment in full of all amounts payable under or in respect of the Senior Indebtedness, the Holders shall be subrogated equally and ratably to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company made on such Senior Indebtedness until the Securities shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Senior Indebtedness of any cash, property or securities to which Holders of the Securities would be entitled except for the provisions of this Article 9 and no payment over pursuant to the provisions of this Article 9 to holders of such Senior Indebtedness by the Holders, shall, as between the Company, its creditors other than holders of such Senior Indebtedness and the Holders, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Article 9 are solely for the purpose of defining the relative rights of the holders of such Senior Indebtedness, on the one hand, and the Holders, on the other hand.

         If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 9 shall have been applied, pursuant to the provisions of this Article 9, to the payment of all amounts payable under the Senior Indebtedness, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay all amounts payable under or in respect of the Senior Indebtedness in full.

         SECTION 9.7.  Obligations of Company Unconditional.

         Nothing contained in this Article 9 or elsewhere in this Indenture or in any Security is intended to or shall impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holders the principal of, premium, if any, and interest on the Securities as and when the same shall become due and payable in accordance with their terms and the terms hereof or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this
Article 9 of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

         SECTION 9.8.  Article 10 Not a Bar to Events of Default.

         The failure to make a payment on account of principal of, premium, if any, or interest on the Securities by reason of any provision of this Article 9 shall not be construed as preventing the occurrence of an Event of Default under
Section 5.1.

         SECTION 9.9. Trustee Entitled to Assume Payment Not Prohibited in Absence of Notice.

         Neither the Trustee nor the Paying Agent shall at any time be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or the Paying Agent or the taking of any other action by the Trustee, unless and until the Trustee or Paying Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or from any trustee or agent therefor; and, prior to the receipt of any such written notice, the Trustee or Paying Agent shall be entitled to assume conclusively that no such facts exist. Unless at least one Business Day prior to the date on which by the terms of this Indenture any moneys are to be deposited by the Company with the Trustee or any Paying Agent (whether or not in trust) for any purpose (including, without limitation, the payment of the principal premium, if any, or the interest on any Security), the Trustee or Paying Agent shall have received with respect to such moneys the written notice provided for in the preceding sentence, the Trustee or Paying Agent shall have full power and authority to receive such moneys and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. Nothing contained in this Section 9.9 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 9.2. The Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee on behalf of any such holder.

         SECTION 9.10.  Right of Trustee to Hold Senior Indebtedness.

         Subject to TIA ss.ss. 310(b) and 311, the Trustee and any Agent shall be entitled to all of the rights set forth in this Article 9 in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of such Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee or any Agent of any of its rights as such holder.

         SECTION 9.11. Trustee not Fiduciary for Holders of Senior Indebtedness.

         The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holder if it shall mistakenly pay over or distribute to Securityholders or the Company or any other person monies or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article Nine or otherwise.

                                   ARTICLE 10
                                  MISCELLANEOUS

         SECTION 10.1.  Trust Indenture Act Controls.

         Notwithstanding any other provision of this Indenture, if any provision of this Indenture limits, qualifies or conflicts with another provision which would be deemed to be included in this Indenture by the TIA if this Indenture were or shall become a qualified Indenture under the TIA, the required provision of the TIA shall control whether or not this Indenture is then so qualified.

         SECTION 10.2.  Notices.

         Any notice or communication to the Company or the Trustee is duly given if in writing and delivered in person or transmitted by first-class mail (registered or certified, return receipt requested) or by telecopier (confirmed by first-class mail) or overnight air courier guaranteeing next day delivery to the address set forth below:

         If to the Company:

         HUBCO, Inc.
         3100 Bergenline Avenue
         Union City, New Jersey 07087
         Attention: Kenneth T. Neilson, President
         Telecopy No.: 201-348-3493

         If to the Trustee:

         Summit Bank
         367 Springfield Avenue
         Summit, New Jersey  07901
         Attention: Corporate Trust Department
         Telecopy No.: (908) 522-0624

         The Company or the Trustee by notice to the others may designate additional or different addresses for subsequent notices or communications.

         Any notice or communication to a Securityholder shall be mailed by first-class mail to his address shown on the register kept the Registrar. Failure to mail a notice or communication to a Securityholder or any defect in such notice or communication shall not affect its sufficiency with respect to other Securityholders.

         If a notice or communication is mailed or sent in the manner provided above within the time prescribed, it is duly given, whether or not the addressee receives it, except that notice to the Trustee or the Company shall only be effective upon receipt thereof by the Trustee or the Company.

         If the Company mails a notice or communication to Securityholders, it shall mail a copy to the Trustee and each Agent at the same time.

         SECTION 10.3.  Communication by Holders with Other Holders.

         Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c), whether or not this Indenture is qualified under the TIA.

         SECTION 10.4.     Certificate and Opinion as to Conditions Precedent.

         Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall deliver to the Trustee:

                           (i) an Officer's Certificate (which shall include the
                  statements set forth in Section 10.5) stating that, in the opinion of the signers, all conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction have been complied with; and

                           (ii) an Opinion of Counsel reasonably satisfactory to
                  the Trustee (which shall include the statements set forth in Section 10.5) stating that, in the opinion of such counsel, all such conditions precedent and covenants, compliance with which constitutes a condition precedent, if any, provided for in this Indenture relating to the proposed action or inaction have been complied with.

         SECTION 10.5.  Statements Required in Certificate or Opinion.

         Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                           (i)  a   statement   that  the  Person   making  such
                  certificate or opinion has read such covenant or condition;

                           (ii) a brief  statement as to the nature and scope of
                  the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                           (iii) a statement that, in the opinion of such Person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                           (iv) a statement as to whether or not, in the opinion
                  of such Person, such condition or covenant has been complied with.

         SECTION 10.6.  Rules by Trustee and Agents.

         The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

         SECTION 10.7.  Legal Holidays.

         If a payment date is a Legal Holiday, payment may be made on the next Business Day, and, except in the case of the date on which the final payment of principal is to be made, no interest on the amount payable on such payment date shall accrue for the intervening period.

         SECTION 10.8.  Duplicate Originals.

         The parties may sign any number of copies of this Indenture. One signed copy is enough to prove this Indenture.

         SECTION 10.9.  Governing Law.

         THIS INDENTURE AND EACH SECURITY SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS TO BE PERFORMED WHOLLY IN THE STATE OF NEW JERSEY, WITHOUT GIVING EFFECT TO THE CONFLICTS OF LAWS RULES THEREOF.
         SECTION 10.10.  No Adverse Interpretation of Other Agreements.

         This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or any Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

         SECTION 10.11.  Successors.

         All agreements of the Company in this Indenture and the Securities shall bind its successor. All agreements of the Trustee in this Indenture shall bind its successor.

         SECTION 10.12.  Severability.

         In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         SECTION 10.13.  No Recourse Against Others.

         No director, officer, employee, stockholder, Subsidiary or Affiliate, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture. Each Securityholder by accepting a Security waives and releases such liability. The waiver and release are part of the consideration for the issue of the Securities.

         SECTION 10.14.  Table of Contents, Headings, etc.

         The Table of Contents, Cross Reference Table and Headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.

         SECTION 10.15.  Counterpart Originals.

         This Indenture may be signed in two or more counterparts. Each signed copy shall be an original, but all of them together represent the same agreement.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed and, where appropriate, their respective corporate seals to be hereunto affixed and attested, all as of January __, 1994.

Dated:  January ___, 1994                 HUBCO, INC.



                                          By: ____________________________



Dated:  January ___, 1994                 SUMMIT BANK



                                          By: ______________________________

                                                                     EXHIBIT A-1
                               [Face of Security]
CUSIP No.

No.


         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF HUBCO, INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN A TRANSACTION COMPLYING WITH
REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) OR RULE 145 UNDER THE SECURITIES ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND SUBJECT IN THE CASE OF EACH OF CLAUSES
(2), (3), (4), (5) AND (6) ABOVE TO THE RECEIPT BY THE REGISTRAR OR CO-REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR TO SUCH EFFECT AND IN THE CASE OF EACH OF CLAUSES (3), (4) AND (5) ABOVE TO THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR IN ITS NOMINEE'S NAME) ON THE BOOKS MAINTAINED BY THE REGISTRAR, AND IN THE CASE OF CLAUSE (5) ABOVE TO RECEIPT OF AN OPINION (IN SUBSTANTIALLY THE FORM OF EXHIBIT C TO THE INDENTURE REFERRED TO BELOW OR OTHERWISE SATISFACTORY TO THE COMPANY AND THE REGISTRAR) OF COUNSEL EXPERIENCED IN SECURITIES MATTERS (AND WHICH COUNSEL MAY BE AN EMPLOYEE OF THE TRANSFEROR) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS IN ANY APPLICABLE STATE OF THE UNITED STATES.

                                   HUBCO, INC.
                          7.75% SUBORDINATED DEBENTURE
                              DUE JANUARY 15, 2004

         HUBCO, INC., a corporation organized and existing under the laws of the State of New Jersey, promises to pay to ____________ or its registered assigns, the principal sum of $______________ on January 15, 2004.

Interest Payment Dates:  January 15 and July 15 beginning July 15, 1994

         Record Dates:  January 1 and July 1

                                        HUBCO, INC.

Dated:                                  By: __________________________

                                        By: __________________________

__________________________                 (SEAL)

THE DEBENTURES ARE NOT DEPOSITS OF HUBCO, INC. OR OF ANY BANKING SUBSIDIARY THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This   is   one   of   the   Securities   described   in   the
within-mentioned Indenture.

                                                 SUMMIT BANK, as Trustee

Dated:
                                                 By: _____________________
                                                     Authorized Signature

                               [Back of Security]

                                   HUBCO, INC.

                      7.75% Subordinated Debenture due 2004

         1. Interest. HUBCO, INC., a New Jersey corporation (the "Company"), promises to pay interest on the principal amount of this Security at the interest rate per annum shown above. The Company shall pay interest semiannually on January 15 and July 15 of each year (each an "Interest Payment Date"), commencing July 15, 1994. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 14, 1994. The Company shall pay interest including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code on overdue principal at the rate then borne by the Securities; it shall pay interest including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code on overdue premium, if any, and installments of interest at the same rate to the extent legally permitted. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company shall pay interest on this Security (except defaulted interest) to the Person who is the registered holder of this Security at the close of business on the Record Date immediately preceding the Interest Payment Date. Payments of principal, premium, if any, and interest shall be made (i) upon application to the Trustee by the Holder or Holders of at least U.S. $500,000 in aggregate principal amount of definitive Securities not later than ten days prior to the relevant Record Date or date of maturity, by wire transfer in immediately available funds to a U.S. dollar account maintained and designated to the Trustee by such Holder or Holders with a bank in the United States and (ii) by check mailed to the Holder's registered address if no application is made on a timely basis pursuant to (i) above. The holder must surrender this Security at the office of the Paying Agent to collect payments of principal and premium, if any. The Company shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a payment date is a Legal Holiday, payment may be made on the next Business Day, and, except on the case of the date on which the final payment of principal is made, no interest on the amount payable on such payment date shall accrue for the intervening period.

         3. Paying Agent and Registrar. Initially, the Trustee shall act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar and shall provide notice of any such change to each Securityholder. The Company or any of its Subsidiaries or Affiliates may act in any such capacity.

         4. Indenture; Limitations. This Security is one of the Securities issued by the Company under an Indenture dated as of January 14, 1994 (the "Indenture") between the Company and Summit Bank (the "Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA") as amended and in effect on the date of the Indenture or, if this Indenture is qualified under the TIA, from and after the date of such qualification, the TIA as amended and in effect at the date of qualification. The Securities are subject to all such terms, the description herein of the rights of the Holder of this Security is qualified in its entirety by the provisions of the Indenture and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured obligations of the Company and limited to $25,000,000 in aggregate principal amount. The Indenture imposes certain limitations on the ability of the Company or the Trustee, as the case may be, to make payments in respect of the Securities under certain circumstances. Capitalized terms used in this Security and not defined in this Security shall have the meanings set forth in the Indenture.

         5. Denominations, Transfer, Exchange. The Securities initially were issued in global form. Such global security represents such of the outstanding Securities as shall be specified therein or endorsed thereon in accordance with the Indenture. The Securities are in registered or global form without coupons and only in denominations of $100,000 and integral multiples of $100,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In addition, a Security presented or surrendered for registration of transfer or exchange for another Security must be accompanied by a certification in the form provided in the Indenture and in the case of a transfer of a Security in reliance on an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or 145 or Regulation S, an opinion of counsel experienced in securities matters (and which counsel may be an employee of the transferor) in the form provided in the Indenture or otherwise satisfactory to the Company and the Registrar.

         6. Persons Deemed Owners. The registered holder of a Security may be treated as its owner for all purposes.

         7. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years after the date upon which such payment shall have become due; provided that the Company shall have first caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment, the Trustee and the Paying Agent shall pay the money back to the Company at its request. After that, Securityholders entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         8. Discharge Prior to Maturity. The Securities shall not be callable or redeemable by the Company. If within one year of the stated maturity of the Securities the Company deposits with the Trustee cash or U.S. Government Obligations (which shall not be callable or payable at the issuer's option) sufficient (in an opinion set forth in an Accountant's Certificate delivered by the Company to the Trustee) to pay principal of, premium, if any, and accrued interest on the Securities to and at maturity, and all other amounts payable under the Indenture, the Company shall be discharged from the Indenture and the Securities, except for certain sections thereof and subject to certain conditions.

         9. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Securities, and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for the assumption of the obligations of the Company under the Indenture by a successor corporation to the extent permitted under the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to make any change that does not adversely affect the rights of any Securityholder, except certain changes that adversely affect rights of any holders of Senior Indebtedness or to comply with the TIA.

         10. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Securityholder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

         11. Defaults and Remedies. An Event of Default is: default for 20 days in payment of interest on the Securities; default in payment of all or any part of principal or premium, if any, on the Securities when due at maturity, upon acceleration or otherwise; failure by the Company for the period specified in the Indenture after notice to it to perform certain covenants and to comply with any of its other agreements in the Indenture or the Securities; certain final judgments which remain undischarged; certain events of bankruptcy or insolvency; and certain other events. If an Event of Default due to certain events of bankruptcy or insolvency as described in the Indenture occurs and is continuing, the principal of and accrued interest on the Securities shall become and be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual and quarterly compliance certificates to the Trustee.

         12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or its Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         14.   Authentication.   This   Security   shall  not  be  valid   until
authenticated by the manual signature of the Trustee or an authenticating agent.

         15. Abbreviation. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as:

         TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         16. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the holders of such Securities. No representation is made as to the accuracy of such numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed thereon.

         17. Legend Required. Except as otherwise provided in the Indenture, each certificate evidencing the Securities shall bear a legend in substantially the form set forth on the face of this Security.

         18. Registration Rights Agreement. The Securities are issued subject to the Registration Rights Agreement. As provided in the Registration Rights Agreement, the Company is obligated on or prior to a date (the "Additional Interest Date") that is 180 days after the date of issuance of the Securities (the "Closing Date") (i) to file and cause to become effective with the SEC a registration statement on an appropriate form (the "Exchange Registration Statement") with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Securities, and (ii) to commence the Registered Exchange Offer and cause the same to remain open for a period of not less than the period required under applicable Federal and state law, to provide the Securityholders the opportunity to exchange any and all of the Securities for a like aggregate principal amount of debt securities of the Company that are substantially identical to the Securities. If the Exchange Registration Statement shall not have been filed and become effective and the Registered Exchange Offer commenced on or before the Additional Interest Date, then on that date and thereafter interest on the Securities shall be increased by one percent (1.00%) per annum. Such additional interest shall cease to accrue on the date on which the Exchange Registration Statement is filed and declared effective and a Registered Exchange Offer commenced or, in certain circumstances, a shelf registration statement is filed and has been declared effective pursuant to the Registration Rights Agreement. This description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the detailed provisions in the Registration Rights Agreement.

                                 ASSIGNMENT FORM

To assign this Debenture, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Debenture to



-----------------------------------------------------------------
(Insert assignee's social security or tax I.D. No.

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
(Print or type assignee's name, address and zip code) and
-----------------------------------------------------------------

-----------------------------------------------------------------
irrevocably appoint [______________] agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date: __________________         Your Signature: _________________________
                                                 (Sign exactly as your name
                                                  appears in the Debenture)

Signature Guaranteed: ___________________________________________

                                                                     EXHIBIT A-2
CUSIP No.
No. R-1                                    [Face of Security]        $25,000,000

         Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository or by the Depository or any such nominee to a successor Depository or a nominee of such successor Depository. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY OTHER APPLICABLE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS SECURITY, AGREES FOR THE BENEFIT OF HUBCO, INC. (THE "COMPANY") THAT THIS SECURITY MAY BE RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (1) TO THE COMPANY, (2) SO LONG AS THIS SECURITY IS ELIGIBLE FOR RESALE PURSUANT TO RULE 144A UNDER THE SECURITIES ACT, TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A, PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT IN A TRANSACTION COMPLYING WITH
REGULATION S UNDER THE SECURITIES ACT, (4) PURSUANT TO AN EXEMPTION FROM REGISTRATION IN ACCORDANCE WITH RULE 144 (IF AVAILABLE) OR RULE 145 UNDER THE SECURITIES ACT, (5) IN RELIANCE ON ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (6) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND SUBJECT IN THE CASE OF EACH OF CLAUSES
(2), (3), (4), (5) AND (6) ABOVE TO THE RECEIPT BY THE REGISTRAR OR CO-REGISTRAR OF A CERTIFICATION OF THE TRANSFEROR TO SUCH EFFECT AND IN THE CASE OF EACH OF CLAUSES (3), (4) AND (5) ABOVE TO THE DELIVERY TO THE TRANSFEREE OF DEFINITIVE SECURITIES REGISTERED IN ITS NAME (OR IN ITS NOMINEE'S NAME) ON THE BOOKS MAINTAINED BY THE REGISTRAR, AND IN THE CASE OF CLAUSE (5) ABOVE TO RECEIPT OF AN OPINION (IN SUBSTANTIALLY THE FORM OF EXHIBIT C TO THE INDENTURE REFERRED TO BELOW OR OTHERWISE SATISFACTORY TO THE COMPANY AND THE REGISTRAR) OF COUNSEL EXPERIENCED IN SECURITIES MATTERS (AND WHICH COUNSEL MAY BE AN EMPLOYEE OF THE TRANSFEROR) TO THE EFFECT THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, AND IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS IN ANY APPLICABLE STATE OF THE UNITED STATES.

                                   HUBCO, INC.
                          7.75% SUBORDINATED DEBENTURE
                              DUE JANUARY 15, 2004

         HUBCO, INC., a corporation organized and existing under the laws of the State of New Jersey, promises to pay to Cede & Co. or its registered assigns, the principal sum of Twenty-five Million Dollars or such amount as shall be the outstanding principal amount hereof after (i) subtracting the aggregate principal amount of any definitive Securities issued upon transfer of or in exchange for a portion or portions hereof and (ii) adding the aggregate principal amount of any definitive Securities cancelled upon transfer or exchange for a resulting portion or portions hereof on January 15, 2004.

Interest Payment Dates:  January 15 and July 15 beginning July 15, 1994

         Record Dates:  January 1 and July 1

                                        HUBCO, INC.

Dated: January ___, 1994                By: __________________________

                                        By: __________________________

                                                   (SEAL)

THE DEBENTURES ARE NOT DEPOSITS OF HUBCO, INC. OR OF ANY BANKING SUBSIDIARY THEREOF AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER FEDERAL AGENCY.

                     TRUSTEE'S CERTIFICATE OF AUTHENTICATION


                  This   is   one   of   the   Securities   described   in   the
within-mentioned Indenture.

                                                  SUMMIT BANK, as Trustee

Dated:  ________________, 1994
                                                  By: _____________________
                                                      Authorized Signature

                               [Back of Security]

                                                         HUBCO, INC.

                      7.75% Subordinated Debenture due 2004

         1. Interest. HUBCO, INC., a New Jersey corporation (the "Company"), promises to pay interest on the principal amount of this Security at the interest rate per annum shown above. The Company shall pay interest semiannually on January 15 and July 15 of each year (each an "Interest Payment Date"), commencing July 15, 1994. Interest on the Securities shall accrue from the most recent date to which interest has been paid or, if no interest has been paid, from January 14, 1994. The Company shall pay interest including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code on overdue principal at the rate then borne by the Securities; it shall pay interest including interest that accrues after or would accrue but for the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of the Company to the extent that such interest is an allowed claim enforceable against the debtor in a bankruptcy case under Title 11 of the U.S. Code on overdue premium, if any, and installments of interest at the same rate to the extent legally permitted. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

         2. Method of Payment. The Company shall pay interest on this Security (except defaulted interest) to the Person who is the registered holder of this Security at the close of business on the Record Date immediately preceding the Interest Payment Date. This being the Global Security (as defined in the Indenture referred to below) deposited with DTC acting as depositary and registered in the name of Cede & Co. ("Cede"), a nominee of DTC, Cede, as holder of record of this Global Security shall be entitled to receive payments of principal and interest by wire transfer of immediately available funds to a U.S. dollar account maintained by Cede with a bank in the United States. The holder must surrender this Security at the office of the Paying Agent to collect payments of principal and premium, if any. The Company shall pay principal, premium, if any, and interest in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. If a payment date is a Legal Holiday, payment may be made on the next Business Day, and, except on the case of the date on which the final payment of principal is made, no interest on the amount payable on such payment date shall accrue for the intervening period.

         3. Paying Agent and Registrar. Initially, the Trustee shall act as Paying Agent and Registrar. The Company may change any Paying Agent, Registrar or co-registrar and shall provide notice of any such change to each Securityholder. The Company or any of its Subsidiaries or Affiliates may act in any such capacity.

         4. Indenture; Limitations. This Security is one of the Securities issued by the Company under an Indenture dated as of January 14, 1994 (the "Indenture") between the Company and Summit Bank (the "Trustee"). The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) (the "TIA") as amended and in effect on the date of the Indenture or, if this Indenture is qualified under the TIA, from and after the date of such qualification, the TIA as amended and in effect at the date of qualification. The Securities are subject to all such terms, the description herein of the rights of the Holder of this Security is qualified in its entirety by the provisions of the Indenture and Securityholders are referred to the Indenture and the TIA for a statement of such terms. The Securities are general unsecured obligations of the Company and limited to $25,000,000 in aggregate principal amount. The Company irrevocably undertakes to the holder hereof to exchange this Global Security in accordance with the terms of the Indenture in whole or in part without charge upon request of such holder for definitive Securities upon delivery hereof to the Registrar together with any certificates, letters or writings required in Section 2.6 of the Indenture. Upon any exchange or transfer of all or a portion of this Global Security for definitive Securities, or upon any exchange or transfer of definitive Securities for an interest in this Global Security, in accordance with the terms of the Indenture, this Global Security shall be endorsed to reflect the change of the principal amount evidenced hereby as provided for in Section 2.6(g) of the Indenture. The Indenture imposes certain limitations on the ability of the Company or the Trustee, as the case may be, to make payments in respect of the Securities under certain circumstances. Capitalized terms used in this Security and not defined in this Security shall have the meanings set forth in the Indenture.

         5. Denominations, Transfer, Exchange. This global security represents such of the outstanding Securities as shall be specified herein or endorsed hereon in accordance with the Indenture. The aggregate amount of outstanding Securities represented hereby may from time to time be reduced to reflect exchanges. The Securities initially were issued in global form. The Securities are in registered or global form without coupons and only in denominations of $100,000 and integral multiples of $100,000. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. In addition, a Security presented or surrendered for registration of transfer or exchange for another Security must be accompanied by a certification in the form provided in the Indenture and in the case of a transfer of a Security in reliance on an exemption from the registration requirements of the Securities Act, other than Rule 144A, 144 or 145 or Regulation S, an opinion of counsel experienced in securities matters (and which counsel may be an employee of the transferor) in the form provided in the Indenture or otherwise satisfactory to the Company and the Registrar.

         6. Persons Deemed Owners. The registered holder of a Security may be treated as its owner for all purposes.

         7. Unclaimed Money. If money for the payment of principal or interest remains unclaimed for two years after the date upon which such payment shall have become due; provided that the Company shall have first caused notice of such payment to be mailed to each Securityholder entitled thereto no less than 30 days prior to such repayment, the Trustee and the Paying Agent shall pay the money back to the Company at its request. After that, Securityholders entitled to the money must look to the Company for payment unless an abandoned property law designates another Person and all liability of the Trustee and such Paying Agent with respect to such money shall cease.

         8. Discharge Prior to Maturity. The Securities shall not be callable or redeemable by the Company. If within one year of the stated maturity of the Securities the Company deposits with the Trustee cash or U.S. Government Obligations (which shall not be callable or payable at the issuer's option) sufficient (in an opinion set forth in an Accountant's Certificate delivered by the Company to the Trustee) to pay principal of, premium, if any, and accrued interest on the Securities to and at maturity, and all other amounts payable under the Indenture, the Company shall be discharged from the Indenture and the Securities, except for certain sections thereof and subject to certain conditions.

         9. Amendments and Waivers. Subject to certain exceptions, the Indenture or the Securities may be amended with the consent of the holders of at least a majority in principal amount of the then outstanding Securities, and any existing default may be waived with the consent of the holders of a majority in principal amount of the then outstanding Securities. Without the consent of any Securityholder, the Indenture or the Securities may be amended to cure any ambiguity, defect or inconsistency, to provide for the assumption of the obligations of the Company under the Indenture by a successor corporation to the extent permitted under the Indenture, to provide for uncertificated Securities in addition to or in place of certificated Securities, to make any change that does not adversely affect the rights of any Securityholder, except certain changes that adversely affect rights of any holders of Senior Indebtedness or to comply with the TIA.

         10. Subordination. The Securities are subordinated in right of payment, in the manner and to the extent set forth in the Indenture, to the prior payment in full of all Senior Indebtedness (as defined in the Indenture) of the Company whether outstanding on the date of the Indenture or thereafter created, incurred, assumed or guaranteed. Each Securityholder by his acceptance hereof agrees to be bound by such provisions and authorizes and expressly directs the Trustee, on his behalf, to take such action as may be necessary or appropriate to effectuate the subordination provided for in the Indenture and appoints the Trustee his attorney-in-fact for such purpose.

         11. Defaults and Remedies. An Event of Default is: default for 20 days in payment of interest on the Securities; default in payment of all or any part of principal or premium, if any, on the Securities when due at maturity, upon acceleration or otherwise; failure by the Company for the period specified in the Indenture after notice to it to perform certain covenants and to comply with any of its other agreements in the Indenture or the Securities; certain final judgments which remain undischarged; certain events of bankruptcy or insolvency; and certain other events. If an Event of Default due to certain events of bankruptcy or insolvency as described in the Indenture occurs and is continuing, the principal of and accrued interest on the Securities shall become and be due and payable immediately. Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, holders of a majority in principal amount of the then outstanding Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing default (except a default in payment of principal or interest) if it determines that withholding notice is in their interests. The Company must furnish annual and quarterly compliance certificates to the Trustee.

         12. Trustee Dealings with Company. The Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company, its Subsidiaries or its Affiliates, as if it were not Trustee.

         13. No Recourse Against Others. A director, officer, employee or shareholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture. Each Securityholder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

         14.   Authentication.   This   Security   shall  not  be  valid   until
authenticated by the manual signature of the Trustee or an authenticating agent.

         15. Abbreviation. Customary abbreviations may be used in the name of a Securityholder or an assignee, such as:

         TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

         16. CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Securities as a convenience to the holders of such Securities. No representation is made as to the accuracy of such numbers as printed on the Securities, and reliance may be placed only on the other identification numbers printed thereon.

         17. Legend Required. Except as otherwise provided in the Indenture, each certificate evidencing the Securities shall bear a legend in substantially the form set forth on the face of this Security.

         18. Registration Rights Agreement. The Securities are issued subject to the Registration Rights Agreement. As provided in the Registration Rights Agreement, the Company is obligated on or prior to a date (the "Additional Interest Date") that is 180 days after the date of issuance of the Securities (the "Closing Date") (i) to file and cause to become effective with the SEC a registration statement on an appropriate form (the "Exchange Registration Statement") with respect to a proposed offer (the "Registered Exchange Offer") to the holders of the Securities, and (ii) to commence the Registered Exchange Offer and cause the same to remain open for a period of not less than the period required under applicable Federal and state law, to provide the Securityholders the opportunity to exchange any and all of the Securities for a like aggregate principal amount of debt securities of the Company that are substantially identical to the Securities. If the Exchange Registration Statement shall not have been filed and become effective and the Registered Exchange Offer commenced on or before the Additional Interest Date, then on that date and thereafter interest on the Securities shall be increased by one percent (1.00%) per annum. Such additional interest shall cease to accrue on the date on which the Exchange Registration Statement is filed and declared effective and a Registered Exchange Offer commenced or, in certain circumstances, a shelf registration statement is filed and has been declared effective pursuant to the Registration Rights Agreement. This description of the Registration Rights Agreement is only a summary and is qualified in its entirety by reference to the detailed provisions in the Registration Rights Agreement.

                                 ASSIGNMENT FORM

To assign this Debenture, fill in the form below and have your signature guaranteed:

For value received, I or we assign and transfer this Debenture to


-----------------------------------------------------------------
(Insert assignee's social security or tax I.D. No.

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------

-----------------------------------------------------------------
(Print or type assignee's name, address and zip code) and
-----------------------------------------------------------------

-----------------------------------------------------------------
irrevocably appoint [______________] agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date: __________________          Your Signature: _________________________
                                                 (Sign exactly as your name
                                                  appears in the Debenture)


Signature Guaranteed: ___________________________________________


                 SCHEDULE OF EXCHANGES FOR DEFINITIVE SECURITIES

The following exchanges of a part of this Global Security for definitive Securities have been made:

                      Amount of decrease Amount of increase Principal Amount of this Signature of in Principal Amount in Principal Amount Global Security authorized officer of this Global of this Global following such decrease of Trustee or



Date of Exchange      Security               Security              (or increase)              Securities custodian
----------------      --------               --------              -------------              --------------------



                                                                       EXHIBIT A

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                     REGISTRATION OF TRANSFER OF SECURITIES

Re:     7.75% Subordinated Debentures due 2004 of Hubco, Inc. (the "Securities")

         This Certificate relates to $_______ principal amount of Securities held in * ____book-entry or * ____ definitive form by the undersigned (the "Transferor").

The Transferor*:

         |_| has requested the Registrar or co-registrar by written order to deliver in exchange for its beneficial interest in the Global Security held by the depository a Security or Securities in definitive, registered form of authorized denominations and an aggregate principal amount equal to its beneficial interest in such Global Security (or the portion thereof indicated above); or

         |_| has requested the Registrar or co-registrar by written order to register $_________ (U.S.) principal amount of Securities which are held in the form of definitive Securities in the name of the undersigned and which have been delivered to the Registrar or co-registrar for exchange of such Securities for a beneficial interest in the Global Security. In connection with such request and in respect of such Securities, the Transferor does hereby certify that it is a "qualified institutional buyer" as defined below.

         |_| has requested the Registrar or co-registrar by written order to exchange or register the transfer of a Security or Securities.

         In connection with such request and in respect of each such Security, the Transferor does hereby certify as follows:*

         |_| Upon registration of such transfer, each beneficial owner of the Securities will be a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act of 1933, as amended (the "Securities Act")), and each such person has been advised that the Securities have been resold, pledged or otherwise transferred to it in reliance upon Rule 144A;

         |_| Each person in whose name the Securities are to be registered upon transfer (or, in the case of a transfer to a nominee, each beneficial owner of such Securities) has been advised that such notes have been resold, pledged or otherwise transferred to it in reliance upon Regulation S under the Securities Act, and each such person has been advised and has confirmed to the Transferor that the sale, pledge or other transfer has been made in compliance with the provisions of Regulation S and the address of such person is an address outside the United States (as defined in Regulation S);

         |_| Such Security is being transferred pursuant to Rule 144 or Rule 145 under the Securities Act or pursuant to an effective registration statement under the Securities Act;

         |_| Such Security is being transferred in reliance on an exemption from the registration requirements of the Securities Act other than the exemptions specified above. An opinion (in substantially the form of Exhibit C to the Indenture or otherwise satisfactory to the Company and the Registrar) of counsel experienced in securities matters (which counsel may be an employee of the transferor), to the effect that such transfer does not require registration under the Securities Act and is in compliance with any applicable securities laws of the applicable state, accompanies this Certificate.


                                      ---------------------------
                                      [INSERT NAME OF TRANSFEROR]

                                       By:
Date:
* Check applicable box in the case of a transfer of securities.

                                                                       EXHIBIT C

                          [FORM OF OPINION OF COUNSEL]
                             [Letterhead of Counsel]

                                                                       [Date]

Hubco, Inc.
3100 Bergenline Avenue
Union City, NJ  07087

[------------------],
    as Registrar

[------------------],
[------------------],

                  Re:      $ 25,000,000 Principal Amount of 7.75%
                           Subordinated Debentures due 2004 of HUBCO, Inc.

Gentlemen:

         [Name of transferor] has requested that we deliver this opinion to you in connection with the transfer (the "Transfer") to [name of transferee] (the "Transferee") of the above-referenced debentures (the "Debentures") of Hubco, Inc.

         In connection with this opinion, we have relied upon a certificate of an officer of the Transferee, a copy of which is annexed hereto, and have made such other investigation as we deem necessary or appropriate to enable us to render the opinion set forth below.

         On the basis of the foregoing and in reliance thereon, and assuming that the Debentures issued to the Transferee in connection with the Transfer each contain a legend stating that the Debentures have not been registered under the Securities Act of 1933, as amended (the "Act"), and may not be sold or transferred in the absence of registration or an exemption therefrom under said Act, we are of the opinion that the Transfer does not require registration under the Act and the Indenture pursuant to which the Debentures have been issued is not required to be qualified under the Trust Indenture Act of 1939, as amended.

         Our opinion herein is limited to United States federal law and the blue sky laws of [ ] and we assume no responsibility as to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction. This opinion is furnished by us solely for your benefit, and is not to be otherwise used, circulated or relied upon without our express written consent.

                                                       Very truly yours,

                              CROSS-REFERENCE TABLE
                                   HUBCO, INC.
Trust Indenture
   Act Section                                  Indenture
-----------------                               ---------
ss.310(a)(1)                                     6.10
    (a)(2)                                       6.10
    (a)(3)                                      Not Applicable
    (a)(4)                                      Not Applicable
    (b)                                         6.8; 6.10; 9.10
    (c)                                         Not Applicable
ss.311(a)                                        6.11
    (b)                                          6.11
    (c)                                         Not Applicable
ss.312(a)                                        2.5
    (b)                                         10.3
    (c)                                         10.3
ss.313(a)                                        6.6
    (b)(1)                                      Not Applicable
    (b)(2)                                       6.6
    (c)                                          6.6; 10.2
    (d)                                          6.6
ss.314(a)                                        3.9; 10.2
    (b)                                         Not Applicable
    (c)(1)                                      10.4
    (c)(2)                                      10.4
    (c)(3)                                      Not Applicable
    (d)                                         Not Applicable
    (e)                                         10.5
    (f)                                          3.8
ss.315(a)                                        6.1(b)
    (b)                                          6.5
    (c)                                          6.1
    (d)                                          6.1
    (e)                                          5.11
ss.316(a)(last sentence)                         2.8
    (a)(l)(A)                                    5.5
    (a)(l)(B)                                    5.4
    (a)(2)                                      Not Applicable
    (b)                                          5.7
ss.317(a)(1)                                     5.6
    (a)(2)                                       5.6
    (b)                                          2.4
ss.318(a)                                       10.1
-----------

Note: This Cross-Reference Table shall not, for any purpose, be deemed to be a part of the Indenture.